Exhibit 10.2

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made.  The confidential material has been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

SECOND AMENDED AND RESTATED COLLATERAL AGENCY AND DEPOSITARY AGREEMENT
Originally dated as of September 12, 2014

As amended and restated as of November 25, 2015 and as further amended and restated as of March 9, 2017 among

VIVINT SOLAR FINANCING I PARENT, LLC,

as Borrower Member,

VIVINT SOLAR FINANCING I, LLC,
as Borrower,

VIVINT SOLAR FUND XV MANAGER, LLC
and

VIVINT SOLAR OWNER I, LLC, as Subsidiary Parties

BANK OF AMERICA, N.A.,
as Administrative Agent,

BANK OF AMERICA, N.A.
as Collateral Agent,

BANK OF AMERICA, N.A.,
as Depositary and Securities Intermediary,

and

EACH SECURED LENDER SIGNATORY HERETO
(solely for purposes of Section 2.1, Section 6.2 and Article VII hereof)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Table of Contents

Page

ARTICLE I

DEFINITIONS

Section 1.1	Capitalized Terms	2
Section 1.2	Definitions; Construction	5
Section 1.3	Uniform Commercial Code	5

ARTICLE II

APPOINTMENT OF DEPOSITARY;
ESTABLISHMENT OF ACCOUNTS; GRANT OF SECURITY INTEREST

ARTICLE III

THE ACCOUNTS

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ARTICLE IV

INVESTMENTS, EVENTS OF DEFAULT & PAYMENTS

Section 4.1	Investment of Accounts	18
Section 4.2	Disposition of Accounts Upon Discharge Date	19
Section 4.3	Notices of Suspension of Accounts	19
Section 4.4	Payments	19

ARTICLE V

DEPOSITARY

Section 5.1	Reliance by Depositary	20
Section 5.2	Court Orders	20
Section 5.3	Resignation or Removal	20

ARTICLE VI

EXPENSES; INDEMNIFICATION; FEES

Section 6.1	Expenses	21
Section 6.2	Indemnification	21

ARTICLE VII

COLLATERAL AGENT

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ARTICLE VIII

MISCELLANEOUS

SCHEDULES

Schedule I:	PAYMENT INSTRUCTIONS
Schedule II:	REVENUE ACCOUNT SUB-ACCOUNTS
Schedule III:	CAPITAL CONTRIBUTION ACCOUNTS; TAX LOSS RESERVE SUBACCOUNTS
Schedule IV:	ADDITIONAL ACCOUNTS

EXHIBITS

Exhibit A:	FORM OF WITHDRAWAL/TRANSFER CERTIFICATE
Exhibit B:	FORM OF TERMINATION AGREEMENT
Exhibit C:	FORM OF PENDING TRADE NOTICE
Exhibit D:	GENERAL ACCOUNT DEPOSITARY SETTLEMENT INFORMATION
Exhibit E:	DEPOSITARY ACCOUNT INVESTMENT SELECTION FORM
Exhibit F:	CERTIFICATE OF AUTHORIZED REPRESENTATIVE
Exhibit G:	FORM OF INTEREST RESERVE RELEASE CERTIFICATE
Exhibit H:	FORM OF INSPECTED-ONLY RESERVE RELEASE CERTIFICATE

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SECOND AMENDED AND RESTATED COLLATERAL AGENCY AND DEPOSITARY AGREEMENT

This SECOND AMENDED AND RESTATED COLLATERAL AGENCY AND DEPOSITARY AGREEMENT, originally dated as of September 12, 2014 (the “Effective Date”) and as amended and restated as of November 25, 2015 and as further amended and restated as of March 9, 2017 (this “Agreement”), is made by and among Vivint Solar Financing I Parent, LLC, a Delaware limited liability company (“Borrower Member”), Vivint Solar Financing I, LLC, a Delaware limited liability company (“Borrower”), and Vivint Solar Fund XV Manager, LLC, a Delaware limited liability company (“Fund XV Manager”), and Vivint Solar Owner I, LLC (“Owner I,” and together with Fund XV Manager and each other Person that subsequently becomes a party hereto in accordance with Section 8.14 of this Agreement, the “Subsidiary Parties”), Bank of America, N.A., as the administrative agent under the Loan Agreement (as defined below) for the Lenders (as defined below) (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Bank of America, N.A., in its capacity as collateral agent for the Secured Beneficiaries (as defined below) (together with its successors and permitted assigns in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), Bank of America, N.A., in its capacity as depositary bank and as securities intermediary (together with its successors and permitted assigns in such capacity, the “Depositary”) and solely for purposes of Section 2.1, Section 6.2 and Article VII, the Lenders (as defined below).

RECITALS

A.Borrower has entered into that certain Loan Agreement dated as of September 12, 2014, as amended and restated as of November 25, 2015 (as further amended prior to the date hereof, the “Original Loan Agreement”) as such Loan Agreement shall be further amended and restated as of the date hereof  simultaneously with the execution and delivery of this Agreement (as amended, restated and otherwise modified from time to time, the “Loan Agreement”), by and among Borrower, the lenders from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent (together with the Lenders and other Secured Parties (as defined in the Loan Agreement), collectively, the “Secured Beneficiaries”).

B.As a condition precedent to the extension of credit pursuant to the Original Loan Agreement, the parties hereto entered into a Collateral Agency and Depositary Agreement, dated September 12, 2014 and amended and restated as of November 25, 2015 (as further amended prior to the date hereof, the “Original CADA”) and certain other Financing Documents (as defined in the Original Loan Agreement), and Lenders made certain term loans upon the terms and subject to the conditions of the Original Loan Agreement, the Original CADA and the other Financing Documents (as defined in the Original Loan Agreement);

C.The Borrower requested that the Agents and the Lenders agree to amend and restate the Original CADA to effect certain modifications;

D.The parties hereto are willing to agree to amend and restate the Original CADA on the terms and subject to the conditions set forth herein.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

AGREEMENT

In consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree to amend and restate the Original CADA as of the Second Restatement Date as follows:

ARTICLE I

DEFINITIONS

Section 1.1Capitalized Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.  In addition to the terms defined in the Loan Agreement, the following terms used herein (including the introductory paragraph and the recitals hereto) shall have the following respective meanings:

“Account Collateral” has the meaning set forth in Section 2.4(a).

“Accounts” has the meaning set forth in Section 2.3(a).

“Administrative Agent” has the meaning set forth in the preamble hereto.

“Agreement” has the meaning set forth in the preamble hereto.

“Authorized Signatory” has the meaning set forth in Section 8.10.

“Borrower” has the meaning set forth in the preamble hereto.

“Borrower Entity” means Borrower Member, Borrower and each Subsidiary Party.

“Borrower Member” has the meaning set forth in the preamble hereto.

“Capital Contribution Account” has the meaning set forth in Section 2.3(c).

“Capital Contribution Account Deposits” means any monies contributed by the Borrower or any of its direct or indirect parents to a Subsidiary Party for the purpose of funding any capital contribution or payment obligations required to be made to a Subject Fund by such Subsidiary Party in its capacity as Managing Member of such Subject Fund pursuant to the Project Documents of such Subject Fund. For the avoidance of doubt, the term “Capital Contribution Account Deposits” does not include (i) Revenues of the Borrower Entities or (ii) Equity Contributions (as defined herein).

“Cash Sweep” means, as of any Transfer Date, the amount of funds available at priority third of Section 3.3(d) of this Agreement as of such Transfer Date such that, after giving effect to the application of such amount to the prepayment of Loans in accordance with Section 2.1(f) of the Loan Agreement, no Repayment Event is continuing; provided, that, for the avoidance of doubt, if the amount of funds available at such priority is less than the amount required to eliminate any Repayment Event, the Cash Sweep shall be the full amount of funds available at such priority.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“CIP” has the meaning set forth in Section 8.11.

“Collateral Agent” has the meaning set forth in the preamble hereto.

“Depositary” has the meaning set forth in the preamble hereto.

“Discharge Date” means the date when all Obligations have been paid in full in cash, all Commitments under the Loan Agreement have been terminated and each of the Financing Documents entered into by Borrower or its Affiliates in connection with the Loan Agreement have been terminated, or novated such that Borrower does not continue to have any obligations thereunder.

“Draft Withdrawal/Transfer Certificate” means a certificate of Borrower in the form of Exhibit A that has been submitted pursuant to Section 3.1(a) but not yet approved by the Collateral Agent.

“Effective Date” has the meaning set forth in the preamble hereto.

“Equity Contribution” any monies contributed to Borrower by any Person (a) for the purpose of prepaying principal and curing a default under Section 8.1(l) of the Loan Agreement or (b) pursuant to Section 8.4 of the Loan Agreement for the purpose of curing an Event of Default under Section 6.1 of the Loan Agreement.

“Equity Cure Account” has the meaning set forth in Section 2.3(a)(iii).

“Financial Assets” has the meaning set forth in Section 2.5.

“Indemnified Collateral Agent Liabilities” has the meaning set forth in Section 7.8(a).

“Indemnified Collateral Agent Parties” has the meaning set forth in Section 7.8(a).

“Indemnified Depositary Liabilities” has the meaning set forth in Section 6.2(a).

“Indemnified Depositary Parties” has the meaning set forth in Section 6.2(a).

“Inspected-Only Reserve Account” has the meaning set forth in Section 2.3(a)(v).

“Inspected-Only Reserve Required Amount” means, as of any date, an amount equal to the Inspected-Only Systems Proportionate Share multiplied by the Interest Reserve Required Amount.

“Inspected-Only Systems Proportionate Share” means, as of any date, the percentage obtained by dividing (i) the Inspected-Only Systems Borrowing Base by (ii) the Available Borrowing Base.

“Inspected-Only Reserve Release Certificate” means a certificate in substantially the form of Exhibit H, duly executed by a Responsible Officer of the Borrower and countersigned

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by the Administrative Agent, directing the transfer or withdrawal of funds from the Inspected-Only Reserve Account.

“Interest Reserve Account” has the meaning set forth in Section 2.3(a)(iii).

“Interest Reserve Release Certificate” means a certificate in substantially the form of Exhibit G, duly executed by a Responsible Officer of the Borrower and countersigned by the Administrative Agent, directing the transfer or withdrawal of funds from the Interest Reserve Account.

“Interest Reserve Required Amount” means, as of any date, the amount equal to the aggregate amount of interest on all then-outstanding Loans scheduled to become due and payable for the succeeding six (6) months.

“Lenders” has the meaning set forth in the recitals hereto.

“Loan Agreement” has the meaning set forth in the recitals hereto.

“New York UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Notice of Suspension” has the meaning set forth in Section 4.3(a).

“Original CADA” has the meaning set forth in the recitals hereto.

“pdf” has the meaning set forth in Section 8.2.

“Prepayment Account” has the meaning set forth in Section 2.3(a)(ii).

“Revenue Account” has the meaning set forth in Section 2.3(a)(i).

“Revenue Account Sub-Account” has the meaning set forth in Section 2.3(b).

“Second Restatement Date” means March 9, 2017.

“Secured Beneficiaries” has the meaning set forth in the recitals hereto.

“Secured Obligations” means the Obligations.

“Securities” has the meaning set forth in Section 4.1.

“Securities Intermediary” has the meaning set forth in Section 2.2(a).

“Subsidiary Party” has the meaning set forth in the recitals hereto.

“Tax Loss Reserve Required Amount” means, with respect to each Subject Fund that has a Tax Loss Policy, an amount equal to (i) prior to the Tax Loss Reserve True-Up Date, such Subject Fund’s Deployment Percentage multipled by such Subject Fund’s Tax Loss Policy

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Deductible and (ii) thereafter, the aggregate amount of such Subject Fund’s Tax Loss Policy Deductible.

“Tax Loss Reserve Subaccount” has the meaning set forth in Section 2.3(c).

“Tax Loss Reserve True-Up Date” means, with repsect to each Subject Fund that has a Tax Loss Policy, the date that is the later of (x) one year after the date such Subject Fund is included in the Available Borrowing Base and (y) the date such Subject Fund becomes an Insured Tax Loss Fund.

“Transfer Date” means the date the relevant withdrawal and/or transfer is to be made pursuant to a Withdrawal/Transfer Certificate.

“Withdrawal/Transfer Certificate” means a certificate of the Borrower in the form of Exhibit A and approved by the Administrative Agent in accordance with Section 3.1(b).

Section 1.2Definitions; Construction.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)all terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(b)all references in this Agreement to designated “Articles,” “Sections,” “Exhibits”, “Schedules” and other subdivisions are to the designated Articles, Sections, Exhibits, Schedules and other subdivisions of this Agreement;

(c)the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

(d)unless otherwise expressly specified, any Financing Documents and any other agreement, contract or document defined or referred to herein shall mean such Loan Document, agreement, contract or document as in effect as of the date hereof, as the same may thereafter be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and of the other Financing Documents and including any agreement, contract or document in substitution or replacement of any of the foregoing;

(e)unless the context clearly intends to the contrary, pronouns having a masculine or feminine gender shall be deemed to include the other; and

(f)any reference to any Person shall include its successors and assigns.

Section 1.3Uniform Commercial Code.  All terms defined in the New York UCC shall have the respective meanings given to those terms in the New York UCC, except where the context otherwise requires.

ARTICLE II

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

APPOINTMENT OF DEPOSITARY;
ESTABLISHMENT OF ACCOUNTS; GRANT OF SECURITY INTEREST

Section 2.1Appointment of Depositary, Powers and Immunities.  The Administrative Agent, the Collateral Agent, the Borrower Entities, and the Lenders, hereby appoint the Depositary to act as the agent of the Collateral Agent, for the benefit of the Secured Beneficiaries hereunder, with such powers as are expressly delegated to the Depositary by the terms of this Agreement, together with such other powers as are reasonably incidental thereto.  The Depositary shall not have any duties or responsibilities except those expressly set forth in this Agreement and no implied duties or covenants shall be read against the Depositary.  The Depositary shall not be a trustee or fiduciary to any Secured Beneficiary.  Without limiting the generality of the foregoing, the Depositary shall take all actions as the applicable party shall direct it to perform in accordance with the express provisions of this Agreement.  Notwithstanding anything to the contrary contained herein, the Depositary shall not be required to take any action which is contrary to this Agreement or applicable law.  Neither the Depositary nor any of its Affiliates shall be responsible to the Secured Beneficiaries for any recitals, statements, representations or warranties made by any Borrower Entity contained in this Agreement or any other Financing Document or in any certificate or other document referred to or provided for in, or received by any Secured Beneficiary under any Financing Document for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Financing Document or any other document referred to or provided for herein or therein or for any failure by any Borrower Entity to perform its obligations hereunder or thereunder.  The Depositary shall not be required to ascertain or inquire as to the performance by any Borrower Entity of any of their obligations under any Financing Document or any other document or agreement contemplated hereby or thereby.  Except as otherwise provided under this Agreement, the Depositary shall take action under this Agreement only as it shall be directed in writing.  Whenever in the administration of this Agreement the Depositary shall deem it necessary or desirable that a factual matter be proved or established in connection with the Depositary taking, suffering to exist or omitting to take any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Responsible Officer of Borrower or the Collateral Agent, if appropriate.  The Depositary shall have the right at any time to seek instructions concerning the administration of this Agreement from the Administrative Agent, the Collateral Agent, Borrower or any court of competent jurisdiction.  The Depositary shall have no obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.  The Depositary may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care.  Neither the Depositary nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted under this Agreement or in connection therewith except to the extent caused by the Depositary’s or any of its officer’s, director’s, employee’s or agent’s bad faith, gross negligence or willful misconduct.

Section 2.2Acceptance of Appointment of Depositary.

(a)The Depositary hereby accepts each of the foregoing appointments and agrees to act as the depositary for the Collateral Agent and as a securities intermediary (within the meaning of Section 8‑102(a)(14) of the New York UCC, the “Securities Intermediary”) with

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respect to the Accounts and to accept all cash, payments, other amounts and investments to be delivered to or held by the Depositary pursuant to the terms of this Agreement and the other Financing Documents.  The Depositary shall hold and maintain the Accounts during the term of this Agreement and shall treat the Accounts and the cash, instruments and investments in the Accounts as monies, instruments and securities or securities entitlements, as applicable, pledged by a Borrower Entity to be held in the custody of the Depositary, as agent solely for the benefit of the Secured Beneficiaries.  In performing its functions and duties under this Agreement, the Depositary shall act solely as agent for the Collateral Agent for the benefit of the Secured Beneficiaries and, except in such capacity, does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Borrower Entity.

(b)No Borrower Entity shall have any rights to withdraw or transfer funds from the Accounts or rights against or to monies held in the Accounts, as third party beneficiaries or otherwise, except the Borrower Member’s and Borrower’s rights to withdraw or transfer funds in the Accounts that are expressly provided in Section 3.1.

Section 2.3Establishment of Accounts.

(a)The Depositary hereby agrees and confirms that it has established the following accounts (inclusive of any sub-accounts thereof (if any) as well as any additional accounts that may be established pursuant to clause (c) of this Section 2.3, collectively, the “Accounts”) in the name of Borrower (as special, segregated accounts and sub-accounts thereof (if any)), which shall be maintained at all times until the termination of this Agreement:

(i)an Account (account no. ***) entitled “Revenue Account” (the “Revenue Account”);

(ii)an Account (account no. ***) entitled “Prepayment Account” (the “Prepayment Account”);

(iii)an Account (account no. ***), entitled “Interest Reserve Account” (the “Interest Reserve Account”);

(iv)an Account (account no. ***), entitled “Equity Cure Account” (the “Equity Cure Account”); and

(v)an Account (account no. ***), entitled “Inspected-Only Reserve Account” (the “Inspected-Only Reserve Account”).

(b)For administrative purposes, sub-accounts within the Accounts may be established and created by the Depositary from time to time in accordance with this Agreement, each of which shall be, and be treated as, an Account. In furtherance of the foregoing, the Depositary hereby agrees and confirms that it has established each of the accounts set forth in Schedule II hereto in the name of the respective Subsidiary Party set forth opposite such account (collectively, the “Revenue Account Sub-Accounts”), each of which shall be treated as a sub-account of the Revenue Account and shall be maintained at all times until the termination of this Agreement. Upon the effectiveness of any New Subject Fund Accession Agreement, the

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parties hereto shall update Schedule II to include all sub-accounts established by the Depositary in connection with such New Subject Fund Accession Agreement.

(c)

(1)For administrative purposes, accounts may be established and created by the Depositary from time to time in accordance with this Agreement solely for the purpose of accepting and holding deposits of Capital Contribution Account Deposits and making disbursements in accordance with Section 3.6, each of which shall be an Account for all purposes hereunder (collectively, the “Capital Contribution Accounts”). The Depositary hereby agrees and confirms that it has established each of the Capital Contribution Accounts set forth in Item A to Schedule III hereto in the name of the respective Subsidiary Party set forth opposite such account. Upon the effectiveness of any New Subject Fund Accession Agreement, the parties hereto shall update Schedule III to include all Capital Contribution Accounts established by the Depositary in connection with such New Subject Fund Accession Agreement.

(2)Borrower may from time to time, with the prior written consent of the Collateral Agent and the Administrative Agent, establish additional accounts and sub-accounts at the Depositary that will be subject to the terms hereof, which shall be set forth on Schedule IV hereto and shall constitute Accounts for all purposes hereunder. Borrower Member may establish an account (account no. ***), entitled “Borrower Member’s Account”, at the Depositary that will be subject to the terms hereof and shall constitute an Account for all purposes hereunder.

(3)The Borrower Entities shall provide at least five (5) Business Days prior written notice to the Administrative Agent before closing or otherwise terminating any of the Capital Contribution Accounts or any Accounts established pursuant to the foregoing clause (2).

(4)The Borrower Entities shall not have any deposit accounts or securities accounts other than the Accounts.

(5)For administrative purposes, accounts may be established and created by the Depositary from time to time in accordance with this Agreement and if required by Section 5.17(d)(i) of the Loan Agreement solely for the purpose of accepting and holding a Tax Loss Reserve Required Amount and making disbursements in accordance with Section 3.8, each of which shall be an Account for all purposes hereunder (collectively, the “Tax Loss Reserve Subaccounts”). The Depositary hereby agrees and confirms that it has established each of the Tax Loss Reserve Subaccounts set forth in Item B to Schedule III hereto in the name of the respective Subsidiary Party set forth opposite such account. Upon the effectiveness of any New Subject Fund Accession Agreement or on any other date when a new Tax Loss Policy is procured, the parties hereto shall update Schedule III to include all Tax Loss Reserve Subaccounts established by the Depositary in connection with such New Subject Fund Accession Agreement or new Tax Loss Policy.

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Section 2.4Account Security Interests.

(a)As collateral security for the prompt and complete payment and performance when due of all Obligations, each Borrower Entity hereby pledges, assigns, hypothecates and transfers to and grants to the Collateral Agent for the benefit of the Secured Beneficiaries a first priority Lien on and security interest in and to all of their right, title and interest in, to and under (the following described assets being the “Account Collateral”): whether now owned or hereafter acquired, (x) each Account held in its name and sub-account thereof (if any) and (y) all cash, instruments, investment property, securities, “security entitlements” (within the meaning of Section 8‑102(a)(17) of the New York UCC) and Financial Assets, at any time on deposit in or credited to any Account held in its name or sub-account thereof (if any), including all income, earnings and distributions thereon and all proceeds, products and accessions of and to any and all of the foregoing, including whatever is received or receivable upon any collection, exchange, sale or other disposition of any of the foregoing and any property into which any of the foregoing is converted, whether cash or non-cash proceeds, and any and all other amounts paid or payable under or in connection with any of the foregoing.

(b)The Depositary is the agent of the Collateral Agent, for the benefit of the Secured Beneficiaries for the purpose of receiving payments contemplated hereunder and for the purpose of perfecting the Lien of the Collateral Agent, for the benefit of the Secured Beneficiaries in and to the Accounts and the other Account Collateral; provided that the Depositary shall not be responsible to take any action to perfect such Liens except through the performance of its express obligations hereunder or upon the written direction of the Collateral Agent.  Each of the Accounts and the sub-accounts (if any) shall at all times be held in the sole custody and “control” (within the meaning of Section 8‑106(d) or Section 9‑104(a), as applicable, of the New York UCC) of the Collateral Agent for the purposes and on the terms set forth in this Agreement and all such amounts shall constitute a part of the Collateral.  This Agreement constitutes a “security agreement” (within the meaning of Section 9‑102(a) of the New York UCC).

Section 2.5Accounts Maintained as UCC “Securities Accounts”.  The Depositary, each Borrower Entity agrees that (a) each Account is and will be maintained as a “securities account” (within the meaning of Section 8‑501 of the New York UCC); (b)  the applicable Borrower Entity is the “entitlement holder” (within the meaning of Section 8‑102(a)(7) of the New York UCC) in respect of the “financial assets” (within the meaning of Section 8‑102(a)(9) of the New York UCC, the “Financial Assets”) credited to such Accounts, as applicable; (c) each item of property (including a security, security entitlement, investment property, instrument or obligation, share, participation, interest or other property whatsoever) credited to any Account shall be treated as a Financial Asset; and (d) to the extent practicable, all Financial Assets in registered form or payable to or to the order of and credited to any Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, the Depositary or in blank and in no case will any Financial Asset credited to any Account be registered in the name of, payable to or to the order of, or endorsed to, a Borrower Entity, except to the extent the foregoing have been subsequently endorsed by such Borrower Entity to the Depositary or in blank.  The Collateral Agent shall have “control” (within the meaning of Section 8‑106(d) or Section 9‑104(a) (as applicable) of the New York UCC) of the Accounts and the “security entitlements” (within the meaning of Section 8‑102(a)(17) of the New York UCC) with

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respect to the Financial Assets credited to the Accounts.  All property delivered to the Depositary pursuant to this Agreement will be promptly credited to the Accounts.  Each Borrower Entity hereby irrevocably directs, and the Depositary hereby agrees, that the Depositary will comply with all instructions and all “entitlement orders” (as defined in Section 8‑102(a)(8) of the New York UCC) originated by the Collateral Agent in accordance with this Agreement regarding each Account and each sub-account (if any) and any Financial Asset therein without the further consent of any Borrower Entity or any other Person.  Until the Depositary has been notified in writing by the Collateral Agent that the Discharge Date has occurred, in the case of a conflict between any instruction or order originated by the Collateral Agent and any instruction or order originated by a Borrower Entity or any other Person, the instruction or order originated by the Collateral Agent in accordance with this Agreement shall prevail.  The Depositary shall not change the name or account number of any Account without the prior written consent of the Collateral Agent and shall not change the entitlement holder in respect of any Financial Asset credited thereto.  To the extent that the Accounts are not considered “securities accounts” (within the meaning of Section 8‑501(a) of the New York UCC), the Accounts shall be deemed to be “deposit accounts” (within the meaning of Section 9‑102(a)(29) of the New York UCC), which each Borrower Entity shall maintain with Depositary acting not as a securities intermediary but as a “bank” (within the meaning of Section 9‑102(a)(8) of the New York UCC).  Depositary shall not have title to the funds on deposit in the Accounts, and shall credit the Accounts with all receipts of interest, dividends and other income received on the property held in the Accounts.  Depositary shall administer and manage the Accounts in strict compliance with all the terms applicable to the Accounts pursuant to this Agreement, and shall be subject to and comply with all the obligations that Depositary owes to Collateral Agent with respect to the Accounts, including all subordination obligations, pursuant to the terms of this Agreement.  Depositary hereby agrees to comply with any and all instructions originated by the Collateral Agent directing disposition of funds and all other property in the Accounts without any further consent of any Borrower Entityor any other Person.

Section 2.6Jurisdiction of Depositary.  The parties hereto agree that, for purposes of the New York UCC, notwithstanding anything to the contrary contained in any other agreement relating to the establishment and operation of the Accounts, the jurisdiction of the Depositary (in its capacity as the Securities Intermediary and as a bank) is the State of New York and the laws of the State of New York govern the establishment and operation of the Accounts.

Section 2.7Degree of Care; Liens.  The Depositary shall exercise the same degree of care in administering the funds held in the Accounts as the Depositary exercises in the ordinary course of its day-to-day business in administering other funds for its own account and as required by applicable law.  Other than this Agreement, the Depositary is not party to and shall not execute and deliver, or otherwise become bound by, any agreement under which the Depositary agrees with any Person other than the Collateral Agent to comply with entitlement orders or instructions originated by such Person relating to any of the Accounts.  The Depositary shall not grant any lien, pledge or security interest in any Financial Asset or any Account or funds therein that is the subject of any security entitlement that is the subject of this Agreement other than any Liens granted to the Collateral Agent hereunder.

Section 2.8Subordination of Lien; Waiver of Set-Off.  In the event that the Depositary has or subsequently obtains by agreement, operation of law or otherwise a Lien in any Account, any security entitlement carried therein or credited thereto or any Financial Asset or any

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Account or funds therein that is the subject of any such security entitlement, the Depositary agrees that such Lien shall (except to the extent provided in the last sentence of this Section 2.8) be subordinate to the Liens of the Collateral Agent.  The Financial Assets standing to the credit of the Accounts or any Account or funds therein will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Collateral Agent (except to the extent of returned items and chargebacks either for uncollected checks or other items of payment and transfers previously credited to one or more of the Accounts, and each Borrower Entity and the Collateral Agent hereby authorize the Depositary to debit the relevant Account(s) for such amounts).

Section 2.9No Other Agreements.  None of the Depositary, the Collateral Agent, or any Borrower Entity has entered or will enter into any agreement with respect to any Account or any security entitlements, or any Financial Assets or funds carried in or credited to any Account, other than this Agreement and the Financing Documents.

Section 2.10Notice of Adverse Claims.  The Depositary hereby represents that, except for the claims and interests of the Collateral Agent and each Borrower Entityin each of the Accounts, as applicable, the Depositary (a) as of the Second Restatement Date, has no knowledge of, and has received no notice of, and (b) as of the Second Restatement Date and as of each date on which any Account is established pursuant to this Agreement, has received no notice of, any claim to, or interest in, any Account or in any security entitlement, or Financial Asset or funds carried therein or credited thereto.  If any Person asserts any Lien (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Account or in any security entitlement, or Financial Asset or funds carried therein or credited thereto, the Depositary will promptly notify the Collateral Agent, Borrower and any applicable Borrower Entity thereof.

Section 2.11Rights and Powers of the Collateral Agent.  The rights and powers granted to the Collateral Agent by the Secured Beneficiaries have been granted in order to perfect their Lien in the Account Collateral, security entitlements and financial assets carried therein or credited thereto and to otherwise act as their agent with respect to the matters contemplated hereby.

Section 2.12Powers of Collateral Agents and Depositary.  The Collateral Agent and, where appropriate, the Depositary shall have the right (but not the obligation) to (a) refuse any item for credit to any Account except as required by the terms of this Agreement and (b) refuse to honor any request for a disbursement of Account Collateral that is not consistent with the terms of this Agreement.  The Collateral Agent shall not take any actions unless consented to by the Administrative Agent.  If any Borrower Entity fails to perform any of its obligations contained herein, the Collateral Agent may (but shall not be obligated to) itself perform, or cause the performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by a Borrower Entityupon demand and shall be part of the Obligations.  The powers conferred on the Collateral Agent and the Depositary in this Agreement are solely to protect the Liens and security interests granted to the Collateral Agent pursuant to Section 2.4(a) in the Account Collateral and shall not impose any duty on any of the Collateral Agent or the Depositary to exercise any of such powers.  Except for the reasonable care of any Account in its possession or under its control and the accounting of funds received by it pursuant hereto, neither the Collateral Agent nor the Depositary shall have any duty with respect to the Account Collateral,

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or with respect to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Account Collateral.

Section 2.13Termination.  The rights and powers granted herein to the Collateral Agent have been granted in order to, among other things, perfect the Liens and security interests granted to the Collateral Agent pursuant to Section 2.4(a) in the Account Collateral, and such rights and powers are coupled with an interest, and will not be affected by any bankruptcy or insolvency of a Borrower Entity or any other Person or by any lapse of time.  Except as otherwise provided herein, the obligations of the Depositary hereunder shall continue in effect until the Collateral Agent has notified the Depositary in writing of the occurrence of the Discharge Date.  After the Collateral Agent has notified the Depositary in writing of the occurrence of the Discharge Date, all right, title and interest of the Collateral Agent and the Secured Beneficiaries in the Account Collateral shall revert to Borrower or Borrower Member, as applicable.  At such time, the Collateral Agent shall direct the Depositary to, and upon such direction the Depositary shall, pay any Account Collateral then remaining in the Accounts to Borrower or Borrower Member, as applicable.  No termination of any Secured Beneficiary’s interest hereunder shall affect the rights of any other Secured Beneficiary hereunder.  The Collateral Agent will inform the Depositary of the occurrence of the Discharge Date promptly upon the occurrence thereof.

Section 2.14Interpleader.  In the event that the Depositary should at any time be confronted with inconsistent claims or demands by the parties hereto, the Depositary shall have the right, at its option, to interplead such parties in any court of competent jurisdiction and request that such court determine the respective rights of the parties with respect to this Agreement, and upon doing so, the Depositary automatically shall be released from any obligations or liability as a consequence of any such claims or demands.  The Depositary is authorized, at its option, to deposit with the court in which such action is filed, all documents and assets held in the Accounts, except all costs, expenses, charges and reasonable attorney fees incurred by the Depositary due to the interpleader action which the Borrower Entities agree on a joint and several basis to pay.

Section 2.15Additional Duties of Agent.

(a)The Depositary shall keep and maintain records of the Accounts in the normal course of business.  Such records shall upon two (2) Business Days prior written request be available for inspection by authorized officers, employees, and agents of the Secured Beneficiaries and the Borrower during the normal business hours of the Depositary.

(b)Each Borrower Entity will provide or caused to be provided to the Depositary appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications and any other item reasonably requested in writing by the Depositary to facilitate compliance with withholding regulations for all payees under the Accounts.

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ARTICLE III

THE ACCOUNTS

Section 3.1Deposits into and Withdrawals from Accounts

(a)With respect to all Accounts except for the Capital Contribution Accounts, at least three (3) Business Days (but no more than five (5) Business Days) prior to each Transfer Date, Borrower shall deliver to the Administrative Agent, the Collateral Agent and the Depositary a Draft Withdrawal/Transfer Certificate signed by an Responsible Officer of Borrower specifying, as applicable:

(i)the relevant Account(s) or other account to which, and/or Person(s) to whom, each such transfer is to be made;

(ii)the amount requested to be transferred from such Account;

(iii)the proposed Transfer Date;

(iv)the purpose(s) to which the amount(s) so transferred are to be applied; and

(v)all of such other information required to be provided in such Draft Withdrawal/Transfer Certificate under the provisions thereof or of this Article III.

(b)A Draft Withdrawal/Transfer Certificate submitted by Borrower in accordance with Section 3.1(a) shall be deemed a “Withdrawal/Transfer Certificate” for purposes of this Agreement only if (A) submitted to the Administrative Agent, the Collateral Agent and the Depositary by Borrower no later than 12:00 p.m. (New York time) three (3) Business Days (but no more than five (5) Business Days) prior to the relevant Transfer Date (Depositary may conclusively presume that any Withdrawal/Transfer Certificate delivered to it was simultaneously delivered to the Administrative Agent and the Collateral Agent) and (B) the Collateral Agent and the Administrative Agent, if such Draft Withdrawal/Transfer Certificate complies with the Financing Documents, shall have acknowledged and approved such Draft Withdrawal/Transfer Certificate by delivery to Borrower and the Depositary of a countersigned version of such Draft Withdrawal/Transfer Certificate no later than two (2) Business Days prior to such Transfer Date (provided, that any failure to deliver an acknowledgment by the Collateral Agent and the Administrative Agent shall not give rise to any claim, right or cause of action on the part of Borrower).

(c)Notwithstanding any other provision of this Agreement to the contrary, if at any time Borrower fails to submit a Draft Withdrawal/Transfer Certificate to the Administrative Agent, the Collateral Agent and the Depositary for the transfer of any amounts required to be paid to any Person from any Account (other than any Capital Contribution Account) in accordance with this Agreement and the other Financing Documents, the Collateral Agent shall be authorized (and Borrower authorizes the Collateral Agent) to effect such transfer by directing the Depositary without any further action of Borrower.  The Collateral Agent will promptly notify Borrower if it instructs the Depositary to effect a transfer pursuant to this Section 3.1(c); provided

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that any failure or delay in doing so shall not diminish the rights of the Collateral Agent to take such actions or give rise to any claim, right or cause of action on the part of Borrower.

(d)In the event that any cash distribution is permitted to be paid to Borrower Member pursuant to Section 3.3(d)(6) hereof and Section 6.6 of the Loan Agreement, such cash distribution may be paid directly to Borrower Member and upon the receipt of any such cash distribution by Borrower Member the Collateral Agent’s security interest in such cash distribution shall be automatically released, and the Collateral Agent shall honor any instructions from Borrower Member regarding the disposition of any such cash that is deposited into the Borrower Member’s Account. No other cash or other assets shall be distributed from the Borrower Member’s Account without Collateral Agent’s prior written consent and direction.

Section 3.2Prepayment Account.

(a)Each Borrower Entity shall cause to be deposited into the Prepayment Account 100% of the net proceeds of (A) any Debt incurred or issued by any Loan Party or any of its Subsidiaries after the Closing Date that is not otherwise permitted to be incurred pursuant to Section 6.3 of the Loan Agreement, and (B) any capital stock issued by any Loan Party or any of its Subsidiaries.

(b)At any time, upon receipt by the Depositary of an instruction from the Collateral Agent (countersigned by the Administrative Agent), the Depositary shall transfer funds in the Prepayment Account to the Administrative Agent (for the benefit and account of the Lenders), for application as a prepayment of Loans in accordance with Section 2.1(f) of the Loan Agreement.

Section 3.3Revenue Account.

(a)Each Borrower Entity shall cause the following amounts to be paid into the Revenue Account (or sub-account thereof):

(1)all Revenues of any Borrower Entity, whether received by or on behalf of Borrower Member, Borrower or any Subsidiary Party;

(2)if applicable, such funds in the other Accounts as are required to be transferred to the Revenue Account pursuant to this Agreement; and

(3)any other income or other amount that is received by or on behalf of any Borrower Entity that is not required to be deposited in or credited to another Account, or applied directly to the Obligations, in accordance with the Loan Agreement and this Agreement.

(b)If any of the amounts described in Section 3.3(a) required to be deposited with the Depositary in accordance with the terms of this Agreement are received by any Borrower Entity, such Borrower Entity shall hold such payments in trust for the Collateral Agent and shall remit such amounts to the Depositary within one (1) Business Day upon receiving knowledge thereof for deposit in the Revenue Account, in the form received, with any necessary endorsements.

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(c)In the event the Depositary receives monies without adequate instruction with respect to the proper Account into which such monies are to be deposited, the Depositary shall deposit such monies into the Revenue Account.  Borrower shall, within five (5) Business Days after the receipt of notice from the Depositary of such receipt, deliver to the Collateral Agent a duly executed and completed Withdrawal/Transfer Certificate specifying the proper Account(s) into which such monies are to be deposited.  Absent receipt by the Depositary from the Collateral Agent of a duly executed and completed Withdrawal/Transfer Certificate instructing the Depositary as to the appropriate transfer of funds among Accounts to give effect thereto, such monies shall remain in the Revenue Account and be otherwise subject to the provisions of this Section 3.3.  Any funds on deposit in any Revenue Account Sub-Account shall be withdrawn and transferred into the Revenue Account immediately prior to each Transfer Date.  For the avoidance of doubt, funds on deposit in any Revenue Account Sub-Account shall not be withdrawn and transferred to any account other than the Revenue Account.

(d)Unless a Notice of Suspension is in effect, upon receipt of a duly completed and executed Withdrawal/Transfer Certificate, and in accordance with the directions set forth therein, Depositary shall cause funds held in the Revenue Account to be withdrawn or transferred in accordance with such Withdrawal/Transfer Certificate.  The Borrower, the Administrative Agent and the Collateral Agent hereby agree, solely as between such parties, that (i) no Withdrawal/Transfer Certificate will be issued to the Depositary if an Event of Default would occur after giving effect to any application of funds contemplated by this Section 3.3(d) and (ii) that any such Withdrawal/Transfer Certificate  will instruct disbursements to pay the following amounts on the dates and at the priorities indicated below:

(1)first, on any Transfer Date, to the Administrative Agent (for the benefit of each Secured Beneficiary, as applicable), the amount specified in the Withdrawal/Transfer Certificate as equal to all fees, costs, charges and any other amounts (except principal, interest and any amounts due to Swap Counterparties) then due and payable to the Depositary and the Secured Beneficiaries pursuant to this Agreement, the Loan Agreement and the other Financing Documents;

(2)second, on any Transfer Date, to the Administrative Agent (for the benefit and account of the Lenders and the Swap Counterparties, on a pro rata basis), the amount specified in the Withdrawal/Transfer Certificate as equal to the sum of (x) all interest under or in respect of the Financing Documents then due and payable by Borrower and (y) the net amounts (other than any Swap Termination Amounts) then due and payable to the Swap Counterparties under any Permitted Swap Agreements;

(3)third, on any Transfer Date, to the Administrative Agent (for the benefit and account of the Lenders and the Swap Counterparties, on a pro rata basis), the amount specified in the Withdrawal/Transfer Certificate as equal to the sum of (x) all principal under or in respect of the Financing Documents then due and payable by Borrower (including, to the extent that a Repayment Event has occurred and is continuing, the Cash Sweep as of such Transfer Date), for application as a repayment or prepayment of Loans, as applicable, in accordance with Section 2.1 of the Loan Agreement and (y) any Swap Termination Amounts then due and payable to the Swap Counterparties under the Permitted Swap Agreements;

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(4)fourth, on any Transfer Date, to the Interest Reserve Account, the amount specified in the Withdrawal/Transfer Certificate as equal to the difference between (i) the Interest Reserve Required Amount, and (ii) the funds on deposit in the Interest Reserve Account on such Transfer Date, after giving effect to any transfers made on such Transfer Date;

(5)fifth, on any Transfer Date, to the Inspected-Only Reserve Account, the amount specified on the Withdrawal/Transfer Certificate that is equal to the difference between  (i) the Inspected-Only Reserve Required Amount, and (ii) the funds on deposit in the Inspected-Only Reserve Account on such Transfer Date, after giving effect to any transfers made on such Transfer Date; and

(6)sixth, on each Scheduled Payment Date, to each applicable Tax Loss Reserve Subaccount, the amount(s) specified on the Withdrawal/Transfer Certificate that is equal to the difference between (i) the applicable Tax Loss Reserve Required Amount, and (ii) the funds on deposit in such Tax Loss Reserve Subaccount on such Transfer Date, after giving effect to any transfers made on such Transfer Date;

(7)seventh, on each Scheduled Payment Date, subject to the satisfaction of all other conditions set forth in Section 6.6(e) of the Loan Agreement,  to the Borrower Member (or a direct or indirect owner thereof), the amount specified in the Withdrawal/Transfer Certificate as the balance of any monies remaining in the Revenue Account after giving effect to the withdrawals and transfers specified in clauses (1) through (6) above on such date; provided, that in the event that any Borrowing has occurred since the immediately preceding Scheduled Payment Date, the foregoing transfer shall not occur until the later of (x) three (3) Business Days after the applicable Scheduled Payment Date or (y) the date on which the Administrative Agent confirms in writing that any interest paid under priority (2) constitutes the full amount of all interest under or in respect of the Financing Documents that was due as of Transfer Date, and, provided, further, in the event that the Administrative Agent determines that the transfer made pursuant to priority (2) above on such Scheduled Payment Date was for less than full amount of all interest under or in respect of the Financing Documents that was due as of Transfer Date, an amount equal to such deficit shall be paid to the Administrative Agent (for the benefit and account of the Lenders) prior to any transfers under this priority (6).

Section 3.4Interest Reserve Account.

(a)Funds shall be deposited into the Interest Reserve Account pursuant to Section 3.3(d)(4).

(b)On any date when the amounts available at priorities first, second and third set forth in Section 3.3(d) are insufficient to pay amounts then due and owing, the Depositary shall (upon written notification from the Borrower or the Administrative Agent, with a copy to the Administrative Agent or the Borrower, as applicable, setting forth the amount of such shortfall) withdraw funds from the Interest Reserve Account to pay to the Administrative Agent, for the account of the Lenders, the amount of such shortfall then due and payable, which funds shall be applied by the Administrative Agent to amounts owing to the Lenders (but not, for the avoidance of doubt, amounts owing to the Swap Counterparties) in the order of priority set forth in

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priorities first, second, and third in Section 3.3(d). The Depositary shall promptly notify the Administrative Agent and the Collateral Agent if, at any time, there are insufficient funds on deposit in the Interest Reserve Account to make the payments required under this Section 3.4(b).

(c)If, on any Scheduled Payment Date, the funds on deposit in the Interest Reserve Account are in excess of the Interest Reserve Required Amount, unless a Notice of Suspension is in effect, the Borrower may direct, by delivery of an Interest Reserve Release Certificate to the Depositary, the transfer to the Revenue Account of an amount equal to the difference between (i) the aggregate total amount of all funds on deposit in the Interest Reserve Account and (ii) the Interest Reserve Required Amount, as certified by the Borrower and confirmed by the Administrative Agent in such Interest Reserve Release Certificate.  Borrower, Administrative Agent and Collateral Agent hereby agree, solely as between such parties, that Borrower will not issue such an Interest Reserve Release Certificate to the Depositary if an Event of Default would occur after giving effect to such transfer.

Section 3.5Equity Cure Account.

(a)The Borrower Entities shall cause all Equity Contributions to be deposited into the Equity Cure Account.

(b)At any time, upon receipt by the Depositary of an instruction from the Borrower (countersigned by the Collateral Agent and the Administrative Agent), the Depositary shall transfer funds in the Equity Cure Account to the Administrative Agent (for the benefit and account of the Lenders), for application as a prepayment of Loans in accordance with Section 2.1(f) of the Loan Agreement.

(c)On any date when the amounts available at priorities first, second and third set forth in Section 3.3(d) are insufficient to pay amounts then due and owing, after making the transfers from the Interest Reserve Account under Section 3.4(b) above, the Depositary shall (upon written notification from the Borrower or the Administrative Agent, with a copy to the Administrative Agent or the Borrower, as applicable, setting forth the amount of such shortfall) withdraw funds from the Equity Cure Account to pay to the Administrative Agent, for the account of the Lenders, the amount of such shortfall then due and payable, which funds shall be applied by the Administrative Agent in the order of priority set forth in priorities first, second, and third in Section 3.3(d).

(d)At any time, upon receipt of a duly completed and executed Withdrawal/Transfer Certificate, so long as the Cash Flow Coverage Ratio is not less than 1.40:1.00 after giving pro forma effect to such transfer, the Depositary shall transfer funds in the Equity Cure Account to the Revenue Account for subsequent application in accordance with the priorities set forth in Section 3.3(d).

Section 3.6Capital Contribution Accounts

(a)Deposits. The Borrower Entities shall cause all Capital Contribution Account Deposits with respect to a Subsidiary Party to be deposited into the Capital Contribution Account set forth opposite such Subsidiary Party’s name on Item A to Schedule III hereto. No

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Borrower Entity shall cause or permit any amounts to be deposited into the Capital Contribution Accounts other than Capital Contribution Account Deposits. For the avoidance of doubt, no funds from any other Accounts may be directly deposited or transferred into the Capital Contribution Accounts.

(b)Withdrawals. So long as no Notice of Suspension is in effect, and no Event of Default has occurred and is continuing, each Subsidiary Party may withdraw and transfer amounts on deposit in the Capital Contribution Account set forth opposite such Subsidiary Party’s name on Item A to Schedule III hereto and make a required capital contribution or make a payment in respect of a payment obligation to its associated Subject Fund in accordance with the Project Documents of such Subject Fund.

Section 3.7Inspected-Only Reserve Account.

(a)Funds shall be deposited into the Inspected-Only Reserve Account pursuant to Section 3.3(d)(5).

(b)On any date when the amounts available at priorities first, second, third and fourth set forth in Section 3.3(d) are insufficient to pay amounts then due and owing, the Depositary shall (upon written notification from the Borrower or the Administrative Agent, with a copy to the Administrative Agent or the Borrower, as applicable, setting forth the amount of such shortfall) withdraw funds from the Inspected-Only Reserve Account to pay to the Administrative Agent, for the account of the Lenders, the amount of such shortfall then due and payable, which funds shall be applied by the Administrative Agent in the order of priority set forth in priorities first, second, third and fourth in Section 3.3(d). The Depositary shall promptly notify the Administrative Agent and the Collateral Agent if, at any time, there are insufficient funds on deposit in the Inspected-Only Reserve Account to make the payments required under this Section 3.7(b).

(c)If, on any Scheduled Payment Date, the funds on deposit in the Inspected-Only Reserve Account are in excess of the Inspected-Only Reserve Required Amount, unless a Notice of Suspension is in effect, the Borrower may direct, by delivery of an Inspected Only Reserve Release Certificate to the Depositary, the transfer to the Revenue Account of an amount equal to the difference between (i) the aggregate total amount of all funds on deposit in the Inspected-Only Reserve Account and (ii) the Inspected-Only Reserve Required Amount, as certified by the Borrower and confirmed by the Administrative Agent in such Inspected-Only Reserve Release Certificate. Borrower, Administrative Agent and Collateral Agent hereby agree, solely as between such parties, that Borrower will not issue such an Inspected-Only Reserve Release Certificate to the Depositary if an Event of Default would occur after giving effect to such transfer.

Section 3.8Tax Loss Reserve Subaccounts.

(a)Deposits. Funds shall be deposited into the Tax Loss Reserve Subaccounts pursuant to to Section 3.3(d)(6) hereof and Section 5.17(d)(ii) of the Loan Agreement.

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(b)Withdrawals. So long as no Notice of Suspension is in effect, and no Event of Default has occurred and is continuing, a Subsidiary Party may withdraw and transfer amounts on deposit in the Tax Loss Reserve Subaccount set forth opposite such Subsidiary Party’s name on Item B to Schedule III hereto if necessary to satisfy any Tax Loss Policy Deductible applicable to such Subsidiary Party.

ARTICLE IV

INVESTMENTS, EVENTS OF DEFAULT & PAYMENTS

Section 4.1Investment of Accounts.  Unless a Notice of Suspension is in effect, the Depositary shall invest all funds on deposit in all Accounts including earnings thereon, in either (a) as instructed in writing on Exhibit E by Borrower, in a specific money market fund or bank deposit investment vehicle or (b) as instructed in writing on Exhibit C by Borrower in marketable obligations.  It is understood and agreed Exhibit E represents money market funds which are currently available for investment of funds held in Bank of America, N.A. depositary accounts, which availability is subject to change following the date of this Agreement.  If Borrower chooses to invest in accordance with clause 4.1(a), the investment may be changed by delivery to the Depositary of a written request including a revised and re-executed Exhibit E.  Upon receipt of such request the Depositary will reinvest the funds on deposit in all Accounts in the indicated investment within two (2) Business Days or such additional time as may be required due to circumstances beyond the Depositary’s control.  If Borrower chooses to invest in accordance with clause 4.1(b), each of the parties hereto acknowledges that the Depositary does not have the ability to purchase or sell securities, certificates, debt or equity instruments, exchange traded funds or other investment vehicles (collectively, “Securities”) on behalf of any other person or party.  Therefore, to the extent that Borrower elects to invest in Securities, Borrower will be responsible for initiating any purchase or sale of such Securities on the open market by whatever means necessary and available to it and the Depositary will settle such purchases or sales into and out of the applicable Account, as necessary.  Specifically, (A) for any purchase of Securities directed by Borrower, Borrower shall place a buy order on the open market for the Securities it wishes to purchase and shall indicate that such purchase is to be settled by the Depositary into the applicable Account and (B) for any sale of Securities directed by Borrower, Borrower shall place a sell order on the open market for the Securities it wishes to sell and shall indicate that such sale is to be settled by the Depositary out of the holdings of such Securities in the applicable Account and that all funds received from the sale of such Securities shall be paid to the Depositary for deposit into the applicable Account.  In order to ensure the proper settlement of purchases and sales of Securities, Borrower shall give the Depositary written notice prior to the applicable settlement date in accordance with Exhibit D to the Agreement.  Settlement of any trades of Securities into the Accounts will be on an actual basis.  Additionally, the Depositary shall not be required to comply with any settlement instructions requesting it to purchase any Securities for any Account unless the then-current balance of such Account is sufficient to purchase such Securities.  In the event that a money market fund is designated herein as the initial investment, the party or parties designating the investment acknowledge receipt of the prospectus for such fund at the time of execution of this Agreement.  The Depositary is hereby authorized to make early withdrawal or sale of securities if necessary to make a distribution from any of the Accounts in accordance with this Agreement.  The Depositary shall not be liable or responsible for any loss or any penalties which are imposed

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on any investments in any Account, including because of the early withdrawal or sale of the securities in which any portion of the Accounts may be invested.

Section 4.2Disposition of Accounts Upon Discharge Date.  In the event that the Depositary shall have received a certificate from the Collateral Agent stating that the Discharge Date shall have occurred, all amounts remaining in the Accounts shall, upon receipt of a certificate from the Collateral Agent authorizing such payments from the Accounts, be remitted to or as otherwise directed by Borrower.

Section 4.3Notices of Suspension of Accounts.

(a)The Collateral Agent may, but shall not be required to, suspend the right of the Depositary and the Borrower to withdraw or otherwise deal with any funds deposited in or credited to the Accounts at any time during the occurrence and continuance of either (i) an Event of Default or (ii) a Default under Section 8.1(a) of the Loan Agreement, by delivering a notice to the Depositary (with a copy to the Borrower and the Administrative Agent) (a “Notice of Suspension”).

(b)Notwithstanding any other provision of the Loan Agreement or any other Financing Document, after the issuance by the Collateral Agent of a Notice of Suspension and until such time as the Collateral Agent advises the Depositary and the Borrower in writing that it has withdrawn such Notice of Suspension, no amount may be withdrawn by the Depositary from any Account, without the express prior written consent of the Collateral Agent, and the Depositary shall comply with any instruction given by the Collateral Agent as contemplated by Section 2.1, without reference to any inconsistent request or instruction from the Borrower or otherwise.  For the avoidance of doubt, the withdrawal of a Notice of Suspension by the Collateral Agent shall not affect any other Notice of Suspension that it may have issued.

(c)Notwithstanding anything to the contrary in this Agreement, the Loan Agreement or any other Financing Document, the Borrower acknowledges that if an Event of Default has occurred and is continuing, and following delivery of a Notice of Suspension that has not been withdrawn (provided, that any failure to deliver such notice shall not affect the validity of any actions taken under this Agreement), the Collateral Agent, on behalf of the Secured Parties, is entitled to apply amounts deposited in or credited to any Account against all or any part of the Obligations in accordance with the Financing Documents.   The Borrower shall remain liable for any deficiency in accordance with the respective Financing Documents to which it is a party.

Section 4.4Payments.  Borrower hereby instructs the Collateral Agent and the Depositary to make all payments to be made in respect of the Secured Obligations hereunder, or with respect to any other payment, directly to the Administrative Agent, for the benefit of the Lenders and other Secured Beneficiaries, as applicable, in each case, in accordance with the instructions set forth in Schedule I, and the Collateral Agent and the Depositary hereby acknowledge receipt of such instruction.

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ARTICLE V

DEPOSITARY

Section 5.1Reliance by Depositary.  The Depositary shall be entitled to conclusively rely upon and shall not be bound to make any investigation into the facts or matters stated in any certificate of an Responsible Officer of Borrower, any certificate of the Administrative Agent, the Collateral Agent or any other notice or other document (including any cable, telegram, telecopy, telex, or facsimile, and any document delivered or furnished by electronic communication including e-mail and Internet or intranet websites, including the Platform) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statement of legal counsel, independent accountants and other experts selected by the Depositary and shall have no liability for its actions taken thereupon, unless due to the Depositary’s bad faith, willful misconduct or gross negligence.  The Depositary is entitled to rely on, with no liability for such reliance, and shall not be obligated to monitor or verify, the accuracy of any certificate or other written instruction provided to the Depositary by any Borrower Entity, the Administrative Agent or the Collateral Agent.  The Depositary shall be fully justified in failing or refusing to take any action under this Agreement (i) if such action would, in the reasonable opinion of the Depositary, be contrary to applicable law or the terms of this Agreement, (ii) if such action is not specifically provided for in this Agreement, it shall not have received any such advice or concurrence of the Collateral Agent as it deems appropriate or (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Agreement (whether such action is or is intended to be an action of the Depositary or the Collateral Agent), it shall not first be indemnified to its satisfaction by the applicable Secured Beneficiaries (other than the Collateral Agent (in its individual capacity), or any other agent or trustee under any of the documents for the Secured Obligations (in each case, in their respective individual capacities)) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  The Depositary shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Collateral Agent, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Beneficiaries.

Section 5.2Court Orders.  The Depositary is hereby authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by the Depositary.  The Depositary shall not be liable to any of the parties hereto or any of the Secured Beneficiaries or their successors, heirs or personal representatives by reason of the Depositary’s compliance with such writs, orders, judgments or decrees, notwithstanding such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

Section 5.3Resignation or Removal.  Subject to the appointment and acceptance of a successor Depositary as provided below, the Depositary may resign at any time by giving thirty (30) days’ written notice thereof to each party hereof.  The Depositary may be removed at any time with or without cause by the Administrative Agent with, so long as no Event of Default is then continuing, the consent of the Borrower.  Notwithstanding anything to the contrary, no resignation or removal of the Depositary shall be effective until:  (i) a successor Depositary is appointed in accordance with this Section 5.3, (ii) the resigning or removed

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Depositary has transferred to its successor all of its rights and obligations in its capacity as the Depositary under this Agreement, and (iii) the successor Depositary has executed and delivered an agreement to be bound by the terms hereof and perform all duties required of the Depositary hereunder and a copy of such agreement has been delivered to the Administrative Agent, the Collateral Agent and Borrower.  Within thirty (30) days of receipt of a written notice of any resignation or removal of the Depositary, the Administrative Agent and, if no Default or Event of Default is then continuing, Borrower shall appoint a successor Depositary.  If no successor Depositary (x) shall have been appointed by the Administrative Agent and, if applicable, Borrower and (y) shall have accepted such appointment within thirty (30) days after the retiring Depositary’s giving of notice of resignation or the removal of the retiring Depositary, then the retiring Depositary may apply to a court of competent jurisdiction to appoint a successor Depositary, which shall be a federally insured U.S.-domiciled bank or trust company that has a combined capital surplus of at least $500,000,000.  Upon the acceptance of any appointment as Depositary hereunder by the successor Depositary, (a) such successor Depositary shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Depositary, and the retiring Depositary shall be discharged from its duties and obligations hereunder and (b) the retiring Depositary shall promptly transfer all monies within its possession or control to the possession or control of the successor Depositary and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Depositary with respect to the monies to the successor Depositary.  After the retiring Depositary’s resignation or removal hereunder as Depositary, the provisions of this Article V and of Article VI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Depositary.  Any corporation into which the Depositary may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Depositary shall be a party, or any corporation succeeding to the business of the Depositary or its corporate trust operations shall be the successor of the Depositary hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

ARTICLE VI

EXPENSES; INDEMNIFICATION; FEES

Section 6.1Expenses.  Borrower agrees to pay or reimburse all reasonable and documented out-of-pocket costs and expenses of the Depositary (including reasonable fees and expenses for legal services of a single law firm) in respect of, or incident to, the administration or enforcement of any of the provisions of this Agreement or in connection with any amendment, waiver or consent relating to this Agreement, except to the extent any costs or expenses of the Depositary result from the Depositary’s bad faith, gross negligence or willful misconduct.

Section 6.2Indemnification.

(a)Each Borrower Entity, jointly and severally, agrees to indemnify, protect, save and keep harmless the Depositary and its officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents and Affiliates and any of their successors, or

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permitted assigns (collectively, the “Indemnified Depositary Parties”) from and against, any and all claims, liabilities, obligations, losses, damages, penalties, costs and reasonable expenses that may be imposed on, incurred by, or asserted against, at any time, the Depositary arising out of the execution, delivery and performance of this Agreement, the establishment of the Accounts, the acceptance of deposits or the proceeds thereof and any payment, transfer or other application of cash by the Depositary in accordance with the provisions of this Agreement, or as may arise by reason of any act, omission or error of the Depositary made in good faith in the conduct of its duties (collectively, the “Indemnified Depositary Liabilities”); except that Borrower shall not be required to indemnify, protect, save and keep harmless any Indemnified Depositary Parties against the Indemnified Depositary Party’s own bad faith, gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review.  Without limiting the foregoing, each Borrower Entity, jointly and severally, agrees to pay, and to hold the Depositary harmless from, and to indemnify the Depositary against, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Account Collateral or in connection with any of the transactions contemplated hereby unless such delay is caused by the Depositary’s own bad faith, gross negligence or willful misconduct.  To the extent that the undertakings to indemnify, pay and hold harmless set forth in this Section 6.2 may be unenforceable in whole or in part because they are volatile of any law or public policy, each Borrower Entity shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all of the Indemnified Liabilities incurred by the Indemnified Depositary Parties or any of them.  The Administrative Agent and the Collateral Agent each agrees to indemnify and hold harmless the Depositary against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including reasonable attorneys' fees) incurred or sustained by the Depositary as a result of or in connection with the Depositary’s reliance upon and compliance with instructions or directions given by the Administrative Agent or the Collateral Agent, as applicable, provided, however, that such losses have not arisen from the Depositary’s own bad faith, gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review.

(b)To the extent permitted by applicable law, Administrative Agent, Collateral Agent, each Lender, and each Borrower Entity agrees not to assert, and each Borrower Entity hereby waives, any claim against the Depositary and its Affiliates, directors, employees, attorneys, agents or subagents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any agreement or instrument contemplated hereby or referred to herein or therein, the transactions contemplated hereby or thereby or any act or omission or event occurring in connection therewith, and Administrative Agent, Collateral Agent, each Lender, and each Borrower Entity hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor; provided that such claim is not for the bad faith, gross negligence or willful misconduct of any Indemnified Depositary Party.

(c)The agreements in this Section 6.2 shall survive repayment of the Secured Obligations and all other amounts payable under the Financing Documents and the removal or resignation of the Depositary.

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ARTICLE VII

COLLATERAL AGENT

Section 7.1Appointment of Collateral Agent.  The Administrative Agent and the Lenders hereby irrevocably designate and appoint Bank of America, N.A. as collateral agent under this Agreement and the other Collateral Documents, and Bank of America, N.A. hereby accepts such appointment, and the Administrative Agent and Lenders, irrevocably authorizes the Collateral Agent to take such action on their behalf under the provisions of this Agreement and any other Collateral Documents, and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Collateral Documents, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the Administrative Agent or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent.  The Administrative Agent shall endeavor to provide to the Collateral Agent a copy of the Financing Documents (and any amendments thereto) and any notices received by the Administrative Agent from Borrower (provided that the Administrative Agent shall have no liability in respect of such obligation and any failure to provide such documents to the Collateral Agent shall not give rise to any claim, right or cause of action on the part of the Collateral Agent, any Borrower Entity or any other Person).

Section 7.2Undertaking of Collateral Agent.

(a)Subject to, and in accordance with, this Agreement and the other Collateral Documents, the Collateral Agent will, for the benefit solely and exclusively of the present and future Secured Beneficiaries:

(i)accept, enter into, hold, maintain, administer and enforce all Collateral Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations under the Collateral Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with this Agreement and the other Collateral Documents;

(ii)take all lawful and commercially reasonable actions permitted under the Collateral Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(iii)deliver and receive notices pursuant to the Collateral Documents;

(iv)sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a Secured Beneficiary (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Collateral Documents and its other interests, rights, powers and remedies in accordance with Section 7.4; and

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(v)remit all cash proceeds, cash equivalents and other distributions of or in respect of Collateral received by it from the collection, foreclosure or enforcement of its interest in the Collateral under the Collateral Documents or any of its other interests, rights, powers or remedies.

(b)Each party to this Agreement acknowledges and consents to the undertakings of the Collateral Agent set forth in Section 7.2(a) and agrees thereto and to each of the other provisions of this Agreement applicable to the Collateral Agent.

(c)Notwithstanding anything to the contrary contained in this Agreement, the Collateral Agent will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against or in respect of any of the Collateral or take other actions hereunder, including the delivering of any notice required to be delivered or the giving of any instruction required to be given by the Collateral Agent hereunder, unless and until it shall have been directed by written notice of the Administrative Agent on behalf of the Secured Beneficiaries and then only in accordance with the provisions of such notice, this Agreement and the other Collateral Documents.

(d)The Collateral Agent hereby acknowledges and agrees that any Liens and security interests granted to the Collateral Agent pursuant to this Agreement, the Collateral Documents and the other Financing Documents are granted to the Collateral Agent not for its own benefit, but solely for the benefit of the Administrative Agent and the Lenders.

Section 7.3General Authority of the Collateral Agent over the Collateral.  Borrower hereby irrevocably constitute and appoint the Collateral Agent and any officer or agent thereof, with full power of substitution as among such officers and agents, as their true and lawful attorney-in-fact with full power and authority, if a Notice of Suspension has been delivered to the Depositary and until such Notice of Suspension has been withdrawn, in the name of the Administrative Agent and the Lenders, or in its own name, from time to time to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out or cause to be carried out the terms of this Agreement and/or the other Collateral Documents (but subject to the terms hereof and thereof) and to accomplish the purposes hereof and thereof; and, without limiting the generality of the foregoing, Borrower hereby gives the Collateral Agent, during any Event of Default, the power and right on behalf of Borrower, without notice to or further assent by Borrower, to: (i) ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon, or in connection with, the Collateral; (ii) receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Collateral Agent as, or in connection with, the Collateral; (iii) commence, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral; (iv) sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof; (v) exercise all remedies provided for by this Agreement or the other Collateral Documents; and (vi) do, at its option for the account of the Administrative Agent and the Lenders, at any time or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to cause perfection of the liens and security interests of the Collateral Agent in the Collateral, to protect or preserve the Collateral and to realize upon the Collateral in each case in accordance with the

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Collateral Documents.  To the maximum extent permitted by law, the Borrower hereby ratifies all that said attorneys-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and shall, so long as the Secured Obligations are outstanding, be irrevocable and thereafter be deemed revoked.

Section 7.4Enforcement of Liens.  Following receipt of any notice that an Event of Default has occurred, the Collateral Agent shall await direction by the Administrative Agent on behalf of the Secured Beneficiaries and will act, or decline to act, as directed by the Administrative Agent on behalf of the Secured Beneficiaries, in the exercise and enforcement of the Collateral Agent’s interests, rights, powers and remedies in respect of the Collateral or under the Collateral Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Agent will act, or decline to act, with respect to the manner of such exercise of remedies as directed by the Administrative Agent on behalf of the Secured Beneficiaries.  Unless it has been directed to the contrary by the Administrative Agent on behalf of the Secured Beneficiaries, the Collateral Agent in any event may (but will not be obligated to) take all lawful and commercially reasonable actions permitted under the Collateral Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral as the Collateral Agent subject thereto, and the interests, rights, powers and remedies granted or available to it as the Collateral Agent for the Secured Beneficiaries under, pursuant to or in connection with the Collateral Documents.

Section 7.5Rights, Duties, Etc.  The acceptance by the Collateral Agent of its respective duties hereunder and under the other Collateral Documents is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities, privileges, protections and immunities of the Collateral Agent:

(a)it shall not be responsible or liable in any manner whatever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds or securities deposited with or held by it;

(b)it shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request, or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which it in good faith believes to be genuine;

(c)it shall not be liable for any error of judgment or for any act done or step taken or omitted, except in the case of its gross negligence, willful misconduct or bad faith as determined pursuant to a final, non-appealable judgment of a court of competent jurisdiction;

(d)it may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof or of a Loan Document or in connection with any other matters arising hereunder or under any Loan Document and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder or under any Loan Document in good faith and in accordance with such advice or opinion of counsel;

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(e)it shall have no duties or obligations hereunder or under any other Collateral Document to which it is a party, except those which are expressly set forth herein or in such other Collateral Documents, and it undertakes to perform such duties and only such duties as are specifically set forth herein or in such other Collateral Document;

(f)it may execute or perform any duties hereunder or under the other Collateral Documents to which it is a party either directly or through agents, nominees, custodians or attorneys and shall not be responsible for any failure, breach or omission of (including if resulting from willful misconduct or gross negligence on the part of) any agent, attorney, custodian or nominee so appointed with reasonable care;

(g)it may engage or be interested in any financial or other transactions with any party hereto or to any Loan Document and may act on, or as depositary, collateral agent or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Collateral Agent hereunder; and

(h)it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with reasonable indemnity.

Subject to Section 4.2, the Collateral Agent shall have no obligation to invest and reinvest any cash held in the Accounts.  In no event shall the Collateral Agent be liable for the selection of investments or for investment losses incurred thereon by reason of investment performance, liquidation prior to stated maturity or otherwise.  The Collateral Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity.

Section 7.6Exculpatory Provisions.  Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates (nor their officers, directors, employees, agents, attorneys-in-fact) shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Financing Document (except to the extent that any of the foregoing are found by a final and non-appealable judgment of a court of competent jurisdiction to have resulted from its or such Person’s own bad faith, gross negligence or willful misconduct) or (b) responsible in any manner to the Administrative Agent or any other Person for any recitals, statements, representations or warranties made by any Borrower Entity or any of their affiliates or any officer(s) thereof contained in this Agreement or any other Loan Document or in the certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or of any Lien granted to it under any Loan Document or for any failure of any Borrower Entity or any other party thereto to perform its obligations hereunder or thereunder.  The Collateral Agent shall not be under any obligation to the Administrative Agent or to any other Person to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower Entity or any other Person.  None of the provisions of this Agreement or any Loan Document shall require the Collateral Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its

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duties hereunder or under the Financing Documents, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.  The Collateral Agent shall have no responsibility to insure or to see to the insurance of any property with respect to which it shall have been granted a Lien under any Collateral Document.  Nothing herein shall require the Collateral Agent to file any financing statement, continuation statement or amendment thereto in any public office at any time or times or to otherwise take any action to perfect or maintain the perfection of the Lien on any property granted to the Collateral Agent under any Collateral Document or to give notice of any such Lien to any third party.  In no event shall the Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.  The Collateral Agent is hereby authorized to enter into or to accept delivery to it of each of the Collateral Documents to which it is intended to be a party.

Section 7.7Expenses.  Borrower agrees to pay or reimburse all reasonable and documented out-of-pocket costs and expenses of the Collateral Agent (including reasonable fees and expenses for legal services of a single law firm) in respect of, or incident to, the administration or enforcement of any of the provisions of this Agreement or in connection with any amendment, waiver or consent relating to this Agreement, except to the extent any costs or expenses of the Collateral Agent result from the Collateral Agent’s bad faith, gross negligence or willful misconduct.

Section 7.8Indemnification.

(a)Borrower agrees to indemnify, protect, save and keep harmless the Collateral Agent and its officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents and Affiliates and any of their successors, or permitted assigns (collectively, the “Indemnified Collateral Agent Parties”) from and against, any and all claims, liabilities, obligations, losses, damages, penalties, costs and reasonable expenses that may be imposed on, incurred by, or asserted against, at any time, the Collateral Agent arising out of the execution, delivery and performance of this Agreement or any other Loan Document, the establishment of the Accounts, or as may arise by reason of any act, omission or error of the Collateral Agent made in good faith in the conduct of its duties (collectively, the “Indemnified Collateral Agent Liabilities”); except that Borrower shall not be required to indemnify, protect, save and keep harmless any Indemnified Collateral Agent Parties against the Indemnified Collateral Agent Party’s own bad faith, gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review.  Without limiting the foregoing, Borrower agrees to pay, and to hold the Collateral Agent harmless from, and to indemnify the Collateral Agent against, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Account Collateral or in connection with any of the transactions contemplated hereby, unless such delay is caused by the Collateral Agent’s own bad faith, gross negligence or willful misconduct.  To the extent that the undertakings to indemnify, pay and hold harmless set forth in this Section 7.8 may be unenforceable in whole or in part because they are volatile of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction

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of all of the Indemnified Collateral Agent Liabilities incurred by the Indemnified Collateral Agent Parties or any of them.

(b)To the extent permitted by applicable law, each Borrower Entity agrees not to assert, and each Borrower Entity hereby waives, any claim against the Collateral Agent and its Affiliates, directors, employees, attorneys, agents or subagents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Collateral Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby or any act or omission or event occurring in connection therewith, and each Borrower Entity hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor; provided that such claim is not for the bad faith, gross negligence or willful misconduct of any Indemnified Collateral Agent Party.

(c)The agreements in this Section 7.8 shall survive repayment of the Secured Obligations and all other amounts payable under the Financing Documents and the removal or resignation of the Collateral Agent.

Section 7.9Resignation or Removal.  Subject to the appointment and acceptance of a successor Collateral Agent as provided below, the Collateral Agent may resign at any time by giving thirty (30) days’ written notice thereof to each party hereof.  The Collateral Agent may be removed at any time with or without cause by the Administrative Agent.  Notwithstanding anything to the contrary, no resignation or removal of the Collateral Agent shall be effective until:  (i) a successor Collateral Agent is appointed in accordance with this Section 7.9, (ii) the resigning or removed Collateral Agent has transferred to its successor all of its rights and obligations in its capacity as the Collateral Agent under this Agreement, and (iii) the successor Collateral Agent has executed and delivered an agreement to be bound by the terms hereof and perform all duties required of the Collateral Agent hereunder and a copy of such agreement has been delivered to the Administrative Agent, Collateral Agent and Borrower.  Within thirty (30) days of receipt of a written notice of any resignation or removal of the Collateral Agent, the Administrative Agent and, if no Default or Event of Default is then continuing, Borrower shall appoint a successor Collateral Agent.  If no successor Collateral Agent (x) shall have been appointed by the Administrative Agent and, if applicable, Borrower and (y) shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent’s giving of notice of resignation or the removal of the retiring Collateral Agent, then the retiring Collateral Agent may apply to a court of competent jurisdiction to appoint a successor Collateral Agent, which shall be a federally insured U.S.- domiciled bank or trust company that has a combined capital surplus of at least $500,000,000.  Upon the acceptance of any appointment as Collateral Agent hereunder by the successor Collateral Agent, (a) such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and (b) the retiring Collateral Agent shall promptly transfer all monies and other property within its possession or control to the possession or control of the successor Collateral Agent and shall execute and deliver such notices, instructions and assignments as may

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be necessary or desirable to transfer the rights of the Collateral Agent with respect to the monies to the successor Collateral Agent.  After the retiring Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.  Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation succeeding to the business of the Collateral Agent or its corporate trust operations shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

ARTICLE VIII

MISCELLANEOUS

Section 8.1Amendments; Etc.  No amendment or waiver of any provision of this Agreement nor consent to any departure by any Borrower Entity shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto.  Any such amendment, waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

Section 8.2Addresses for Notices.

(a)All notices, requests and other communications provided for hereunder shall be in writing and, except as otherwise required by the provisions of this Agreement or by clause (b) below, shall be sufficiently given and shall be deemed given when personally delivered or, if mailed by registered or certified mail, postage prepaid, or sent by overnight delivery or telecopy, upon receipt by the addressee, in each case addressed to the parties at their respective addresses pursuant to Section 10.1 of the Loan Agreement or, with respect to the Depositary or the Collateral Agent, as follows (or, in each case, such other address as shall be designated by such party in a written notice to each other party):

Depositary:	Bank of America, N.A. ***
Mail Code: ***
***
Attention: ***
Telephone: ***
Email: ***

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Collateral Agent:	Agency Management

***

***

***

Attention:  ***

Telephone: ***

Telecopy:  ***

Email:  ***

(b)Unless the Depositary otherwise prescribes, notices and other communications may be delivered or furnished by e-mail.  Such notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (by the “read receipt” request function, as available, return e-mail or other written acknowledgment that such notice or other communication has been read by the intended recipient); provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient; provided further that, all such notices and other communications shall contain a portable document format (“pdf”) attachment with a signature from an Authorized Signatory as required pursuant to Section 8.10.

Section 8.3Governing Law.  This Agreement shall be governed by the laws of the State of New York.

Section 8.4Headings.  Headings used in this Agreement are for convenience of reference only and do not constitute part of this Agreement for any purpose.

Section 8.5No Third Party Beneficiaries.  The agreements of the parties hereto are solely for the benefit of the Borrower Entities and the Secured Beneficiaries and their respective successors and permitted assigns, and no Person (other than the parties hereto and such Secured Beneficiaries) shall have any rights hereunder.

Section 8.6No Waiver.  No failure on the part of the Depositary, the Collateral Agent, or any of the Secured Beneficiaries or any of their nominees or representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Depositary, the Collateral Agent or any of the Secured Beneficiaries or any of their nominees or representatives of any right, power or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver of any single Default or Event of Default or other breach or default be deemed a waiver of any other Default or Event of Default or other breach or default theretofore or thereafter occurring.  All remedies either under this Agreement or by law or otherwise afforded to any Secured Beneficiary shall be cumulative and not alternative.

Section 8.7Severability.  If any provision of this Agreement or the application thereof shall be invalid or unenforceable to any extent, (a) the remainder of this Agreement and the

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

application of such remaining provisions shall not be affected thereby and (b) each such remaining provision shall be enforced to the greatest extent permitted by law.

Section 8.8Successors and Assigns.  All covenants, agreements, representations and warranties in this Agreement by each party hereto shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and permitted assigns, whether so expressed or not; provided that no Borrower Entity may assign its rights or obligations hereunder without the consent of the Administrative Agent and Depositary.

Section 8.9Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8.10Directions to Depositary.  All written directions and instructions by any Person to the Depositary pursuant to this Agreement shall be executed by an authorized signatory (each, an “Authorized Signatory”) of such Person designated on Exhibit F.  All directions, orders and other instructions provided to the Depositary hereunder shall be in writing.  In its capacity as the Depositary, the Depositary will accept all instructions and documents complying with the above requirements under the indemnities provided in this Agreement, and reserves the right to refuse to accept any instructions or documents which fail, or appear to fail, to comply with this Agreement.  Further to this procedure, the Depositary reserves the right to telephone an Authorized Signatory (such person verifying the instruction shall be different than the person initiating the instruction) to confirm the details of such instructions or documents if they are not already on file with the Depositary as standing instructions. The Depositary may require any party hereto which is entitled to direct the delivery of fund transfers to designate a phone number or numbers for purposes of confirming the requested transfer.  The parties hereto aside from the Depositary agree that the Depositary may delay the initiation of any fund transfer until all security measures its deems to be necessary and appropriate have been completed and shall incur no liability for such delay.

Section 8.11Customer Identification Program Notice; Patriot Act Compliance.  Borrower hereby acknowledges that the Depositary is subject to federal laws, including the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Depositary must obtain, verify and record information that allows the Depositary to identify Borrower.  Accordingly, prior to opening an Account hereunder the Depositary will ask Borrower to provide certain information including, but not limited to, Borrower’s name, physical address, tax identification number and other information that will help the Depositary to identify and verify Borrower’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.  Borrower agrees that the Depositary cannot open an Account hereunder unless and until the Depositary verifies Borrower’s identity in accordance with its CIP.

Section 8.12Provisions of the Loan Agreement.  The parties hereto acknowledge and agree that all of the provisions of the Section 10.17 (Confidentiality) of the Loan Agreement

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

constitute a part of the terms and conditions of the agreement between the parties with regard to the arrangements under this Agreement and should be read in conjunction with this Agreement (regardless of whether incorporated in this Agreement by reference thereto).

Section 8.13Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO THIS AGREEMENT OR THE ACCOUNT COLLATERAL.  Each party hereto acknowledges that the foregoing waivers are a material inducement to each other party’s entering into this Agreement and that it is relying upon the foregoing in its dealings with such party.  Each party hereto has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

Section 8.14Joinder of Additional Subsidiary Parties; Release of Subsidiary Parties.

(a)From time to time in connection with the addition of Subject Funds pursuant to Section 2.10(a) of the Loan Agreement, additional Subsidiary Parties shall automatically be joined to, and become bound by, the terms of this Agreement.

(b)Upon the conditions set forth in Section 2.10(b) of the Loan Agreement being met with respect to a Subject Fund, the related Subsidiary Party shall be released from the terms of this Agreement.  In connection with such release, the Collateral Agent and Administrative Agent shall execute a Termination Agreement in the form attached hereto as Exhibit B and the Collateral Agent’s lien on the applicableTax Loss Reserve Subaccount and the amounts therein shall be released.

Section 8.15Effect of Amendment and Restatement.  The parties hereto agree that, upon the Second Restatement Date and the satisfaction of the conditions precedent set forth in Section 3.5 of the Loan Agreement, the following transactions shall be deemed to occur automatically, without further action by any party hereto:

(a)the Original CADA shall be deemed to be amended and restated in its entirety in the form of this Agreement;

(b)all Existing Obligations (as defined in the Loan Agreement) shall, to the extent not paid on the Second Restatement Date, in all respects be continuing and shall be deemed to be Obligations outstanding hereunder, and the execution of this Agreement does not extinguish, nor does it constitute a novation with respect to, such Existing Obligations;

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(c)all references in the other Financing Documents to the Original CADA or the “CADA” shall be deemed to refer without further amendment to this Agreement (as may be further amended, modified or restated from time to time after the date hereof) and all references to any section (or subsection) of the Original CADA or the “CADA” shall be references to the corresponding provisions of this Agreement; and

(d)Borrower hereby represents and warrants that to its knowledge, there are no claims or offsets against or rights of recoupment with respect to or defenses or counterclaims to its obligations under the Original CADA.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the Second Restatement Date.

VIVINT SOLAR FINANCING I, LLC

By:/s/ Thomas Plagemann

     Name: Thomas Plagemann

     Title: Chief Commercial Officer

VIVINT SOLAR FINANCING I PARENT, LLC,

By:/s/ Thomas Plagemann

     Name: Thomas Plagemann

     Title: Chief Commercial Officer

VIVINT SOLAR OWNER I, LLC

By:/s/ Thomas Plagemann

     Name: Thomas Plagemann

     Title: Chief Commercial Officer

VIVINT SOLAR FUND XV MANAGER, LLC

By:/s/ Thomas Plagemann

     Name: Thomas Plagemann

     Title: Chief Commercial Officer

[Signature Page of Second Amended and Restated Collateral Agency and Depositary Agreement (Project Spotlight)]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:/s/ Darleen R. DiGrazia

     Name: Darleen R. DiGrazia

     Title: Vice President

[Signature Page of Second Amended and Restated Collateral Agency and Depositary Agreement (Project Spotlight)]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

BANK OF AMERICA, N.A.,
as Collateral Agent

By:/s/ Darleen R. DiGrazia

     Name: Darleen R. DiGrazia

     Title: Vice President

[Signature Page of Second Amended and Restated Collateral Agency and Depositary Agreement (Project Spotlight)]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

solely for purposes of Section 2.1, Section 6.2 and Article VII

BANK OF AMERICA, N.A.,
as Secured Lender

By:/s/ Sheikh Omer-Farooq

     Name: Sheikh Omer-Farooq

     Title:  Managing Director

[Signature Page of Second Amended and Restated Collateral Agency and Depositary Agreement (Project Spotlight)]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

BANK OF AMERICA, N.A,
as Depositary and Securities Intermediary

By:/s/ Wayne M. Evans

     Name:  Wayne M. Evans

     Title:  Vice President

[Signature Page of Second Amended and Restated Collateral Agency and Depositary Agreement (Project Spotlight)]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

solely for purposes of Section 2.1, Section 6.2 and Article VII

CIT FINANCE LLC,
as Secured Lender

By:/s/ Andre Vollbrecht

     Name:  Andre Vollbrecht

     Title:  Vice-President

[Signature Page of Second Amended and Restated Collateral Agency and Depositary Agreement (Project Spotlight)]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

solely for purposes of Section 2.1, Section 6.2 and Article VII

DEUTSCHE BANK AG., NEW YORK BRANCH,
as Secured Lender

By:/s/ Rich Mauro

     Name:  Rich Mauro

     Title:  Vice President

By:/s/ Birgit Brinda

     Name:  Birgit Brinda

     Title:  Director

[Signature Page of Second Amended and Restated Collateral Agency and Depositary Agreement (Project Spotlight)]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

solely for purposes of Section 2.1, Section 6.2 and Article VII

ING CAPITAL LLC,
as Secured Lender

By:/s/ Erwin Thomet

     Name:  Erwin Thomet

     Title:  Managing Director

By:/s/ Thomas Cantello

     Name:  Thomas Cantello

     Title:  Director

[Signature Page of Second Amended and Restated Collateral Agency and Depositary Agreement (Project Spotlight)]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

solely for purposes of Section 2.1, Section 6.2 and Article VII

NATONAL BANK OF ARIZONA,
as Secured Lender

By:/s/ Robert E. Cooper, Jr.

     Name:  Robert E. Cooper, Jr.

     Title:  Vice President

[Signature Page of Second Amended and Restated Collateral Agency and Depositary Agreement (Project Spotlight)]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

solely for purposes of Section 2.1, Section 6.2 and Article VII

SILICON VALLEY BANK,
as Secured Lender

By:/s/ Sayoji Goli

     Name:  Sayoji Goli

     Title:  Vice President

[Signature Page of Second Amended and Restated Collateral Agency and Depositary Agreement (Project Spotlight)]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule I to
Second Amended and Restated Collateral Agency and
Depositary Agreement

PAYMENT INSTRUCTIONS

All payments to be paid to or on behalf of the Administrative Agent shall be paid to:

NAME OF BANK:       ***

ABA NUMBER:           ***

ACCOUNT NUMBER:***

ACCOUNT NAME:     ***

ATTENTION:               ***

REF:                              ***

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule II to

Second Amended and Restated Collateral Agency and

Depositary Agreement

REVENUE ACCOUNT SUB-ACCOUNTS

(i)an Account (account no. ***) entitled ***in the name of Vivint Solar Fund XV Manager, LLC.

(ii)an Account (account no. ***) entitled *** in the name of Vivint Solar Owner I, LLC.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule III to

Second Amended and Restated Collateral Agency and

Depositary Agreement

SCHEDULE III

Item A

CAPITAL CONTRIBUTION ACCOUNTS

Account Number	Account Name	Subsidiary Party
***	***	Vivint Solar Fund XV Manager, LLC

Item B

TAX LOSS RESERVE SUBACCOUNTS

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule IV to

Second Amended and Restated Collateral Agency and

Depositary Agreement

SCHEDULE IV

ADDITIONAL ACCOUNTS

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit A

FORM OF WITHDRAWAL/TRANSFER CERTIFICATE

Date:  _________ __, ____

[BANK OF AMERICA, N.A.],
as Depositary and Securities Intermediary

[Insert notice and address information]

with a copy to:

[Insert Collateral Agent’s and Administrative Agent’s notice and address information]

Re:  Withdrawal/Transfer Certificate

Ladies and Gentlemen:

This Withdrawal/Transfer Certificate is delivered pursuant to that certain Second Amended and Restated Collateral Agency and Depositary Agreement, originally dated as of September 12, 2014 and as amended and restated as of November 25, 2015 and as further amended and restated as of March 9, 2017 (the “Agreement”), by and among Vivint Solar Financing I Parent, LLC, a Delaware limited liability company (“Borrower Member”), Vivint Solar Financing I, LLC, a Delaware limited liability company (“Borrower”), and Vivint Solar Fund XV Manager, LLC, a Delaware limited liability company (“Fund XV Manager”), and Vivint Solar Owner I, LLC (“Owner I,” and together with Fund XV Manager and each other Person that subsequently becomes a party thereto in accordance with Section 8.14 of the Agreement, the “Subsidiary Parties”), Bank of America, N.A., as the administrative agent under the Loan Agreement for the Lenders (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Bank of America, N.A., in its capacity as collateral agent for the Secured Beneficiaries (together with its successors and permitted assigns in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), Bank of America, N.A., in its capacity as depositary bank and as securities intermediary (together with its successors and permitted assigns in such capacity, the “Depositary”) and solely for purposes of Section 2.1, Section 6.2 and Article VII of the Agreement, the Lenders.  Unless otherwise defined herein or unless the context otherwise requires, terms used in this Withdrawal/Transfer Certificate have the meanings provided in the Agreement.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

The undersigned, in [his/her] capacity as an officer of Borrower (and not in an individual capacity) is a Responsible Officer of Borrower and is delivering this Withdrawal/Transfer Certificate pursuant to Section(s) [       ] of the Agreement.

1.  Transfers from Revenue Account.

The Borrower hereby directs the Depositary to withdraw and transfer, from the account entitled Revenue Account, No. *** (the “Revenue Account”), on [_____], 20[__] (the “Transfer Date”), the following amounts:1

(i)in accordance with priority first of Section 3.3(d) of the Agreement, [_____] Dollars ($[____]) to the Administrative Agent, for the benefit of the Secured Beneficiaries, for the payment of fees, costs, charges and other amounts (except principal and interest) due and payable under the Financing Documents as of the Transfer Date;

(ii)in accordance with priority second of Section 3.3(d) of the Agreement, (x) [_____] Dollars ($[____]) to the Administrative Agent, for the benefit and account of the Lenders, on a pro rata basis, for payment of all interest due and payable under the Financing Documents as of the Transfer Date and (y) [_____] Dollars ($[____]) to the Administrative Agent, for the benefit and account of the Swap Counterparties, on a pro rata basis, for payment of all net amounts (other than any Swap Termination Amounts) due to such Swap Counterparties under the applicable Permitted Swap Agreements as of the Transfer Date;

(iii)in accordance with priority third of Section 3.3(d) of the Agreement,(x) [_____] Dollars ($[____]) to the Administrative Agent, for the benefit and account of the Lenders, on a pro rata basis, for payment of all principal due and payable under the Financing Documents as of the Transfer Date and (y) [_____] Dollars ($[____]) to the Administrative Agent, for the benefit and account of the Swap Counterparties, on a pro rata basis, for payment of any Swap Termination Amounts then due and payable to such Swap Counterparties under the Permitted Swap Agreements as of the Transfer Date;

(iv)in accordance with priority fourth of Section 3.3(d) of the Agreement, [_____] Dollars ($[____]) to the Interest Reserve Account, representing an amount equal to the difference between (x) the Interest Reserve Required Amount, and (y) the funds on deposit in the Interest Reserve Account as of the Transfer Date;

(v)in accordance with priority fifth of Section 3.3(d) of the Agreement, [___] Dollars ($[___]) to the Inspected-Only Reserve Account, representing an amount equal to the difference between (x) the Inspected-Only Required Amount, and (y) the funds on deposit in the Inspected-Only Reserve Account as of the Transfer Date;

(vi)in accordance with priority sixth of Section 3.3(d) of the Agreement, [___] Dollars ($[___]) to the Tax Loss Reserve Subaccount [(______)]2, representing an amount equal to

[1]	Each Revenue Account Withdrawal Certificate should only include those priorities relevant on the given Transfer Date.
[2]	Insert applicable Subsidiary Party

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

the difference between (x) the Tax Loss Reserve Required Amount, and (y) the funds on deposit in such Tax Loss Reserve Subaccount as of the Transfer Date; and

(vii)in accordance with priority seventh of Section 3.3(d) of the Agreement, [_____] Dollars ($[____]) to the Persons and the amounts set forth on Annex I attached hereto.

2.  Certifications.

In support of such direction(s), the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Revenue Account Withdrawal Date, as follows:

(a)All conditions set forth in the Loan Agreement and the Agreement for the withdrawals requested hereby have been satisfied.

(b)No Notice of Suspension is in effect, and no Event of Default has occurred and is continuing or would be caused by the withdrawal and transfer otherwise contemplated by this Certificate.

(c)All of the statements contained in this certificate are true and correct

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

☐REVENUE ACCOUNT

The Collateral Agent hereby directs the Depositary to withdraw from the Revenue Account the following amounts and apply such amounts as follows:

Date of Withdrawal or Transfer:	Amount to be withdrawn/transferred:	Account/Person to be Transferred to:	Purpose:

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

☐PREPAYMENT ACCOUNT

The Collateral Agent hereby directs the Depositary to withdraw from the Prepayment Account and transfer such funds as follows:

Date of Withdrawal or Transfer:	Amount to be withdrawn/transferred:	Account/Person to be Transferred to:	Purpose:

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, this Withdrawal/Transfer Certificate is duly executed and delivered by a duly authorized representative of Borrower as of the date first above written.

VIVINT SOLAR FINANCING I, LLC

By:

     Name:

     Title:

Acknowledged by:

BANK OF AMERICA, N.A.,
as Collateral Agent

By:

     Name:

     Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:

     Name:

     Title:

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit B

FORM OF TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (the “Termination Agreement”), dated as of [_____], is entered into by and among [________], a Delaware limited liability company (the “Released Subsidiary Party”), and BANK OF AMERICA, N.A., a national banking association, as administrative agent (together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”) under the CADA (as such term is defined below), and acknowledged and agreed by Vivint Solar Financing I, LLC, a Delaware limited liability company (the “Borrower”).

RECITALS

WHEREAS, the Released Subsidiary Party is a party to (i) that certain Second Amended and Restated Loan Agreement, dated as of March 9, 2017 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the Released Subsidiary Party, the Lenders party thereto, the Administrative Agent, the Collateral Agent, and the other parties thereto and (ii) that certain Second Amended and Restated Collateral Agency and Depositary Agreement, dated as of March 9, 2017 (as such agreement may be amended, restated or otherwise supplemented from time to time, the “CADA”), by and among the Borrower, the Released Subsidiary Party, [INSERT ADDITIONAL SUBSIDIARY PARTIES], the Administrative Agent, the Collateral Agent and Bank of America, N.A., in its capacity as depositary bank and as securities intermediary (together with its successors and permitted assigns in such capacity, the “Depositary”) and solely for purposes of Section 2.1, Section 6.2 and Article VII of the CADA, the Lenders; and

WHEREAS, the Subject Fund related to the Released Subsidiary Party is no longer subject to the Loan Agreement pursuant to Section 2.10(b) of the Loan Agreement, and pursuant to Section 8.15 of the CADA, the parties wish to release the Released Subsidiary Party from the terms of the CADA and for the Released Subsidiary Party to no longer be a party to the CADA.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

AGREEMENT

(a)Termination of CADA.  The CADA shall be terminated as to the Released Subsidiary Party, and the Released Subsidiary Party shall no longer be a party to the CADA, as of the date of this Termination Agreement.

(b)Certain Definitions.  Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the CADA.

(c)Reliance.  The parties to the CADA shall be entitled to rely on this Termination Agreement as evidence that the Released Subsidiary Party has been released as a party to the CADA.

(d)Counterparts.  This Termination Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

(e)Governing Law.  This Termination Agreement shall be governed by the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, this Termination Agreement is duly executed and delivered by a duly authorized representative of Collateral Agent and the Administrative Agent as of the date first above written.

BANK OF AMERICA, N.A.,
as Collateral Agent

By:

     Name:

     Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:

     Name:

     Title:

Acknowledged by:

VIVINT SOLAR FINANCING I, LLC

By:

     Name:

     Title:

[RELEASED SUBSIDIARY PARTY]

By:

     Name:

     Title:

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT C

FORM OF PENDING TRADE NOTICE

Date:
To:
From:

Borrower

Vivint Solar Financing I, LLC

Signature:

Name:

Title:

Trade Details:

Trade Type: (check one)			Form (check one)
☐	Receive Free	☐	Book Entry
☐	Deliver Free (See Note Below)	☐	Physical
☐	DVP (Sell)
☐	RVP (Buy)

Security Description:

Cusip:	Special Instructions
Class Name:
Trade Date:
Settlement Date:
Original Face Value:
Principal:
Accrued Interest:
Commission:
Net Amount:
Broker Number:
Broker Name:
Broker Contact & Phone Number:

Note: Depositary will verify any free delivery instruction by a call to an authorized person other than the authorized person signing the instruction.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT D

GENERAL DEPOSITARY ACCOUNT SETTLEMENT INFORMATION

Domestic Delivery Instructions

All trade confirmations should be created using the Bank of America Security Trade Delivery Instructions for the Depository Trust Clearing Corporation (DTCC).  All ID confirms must include your DTCC institution number, our DTCC Participant number, our Agent ID number, and the Client’s account number.

To facilitate timely settlement of all trades, please include the decimal in the account number (for example, 123456.1). Please fax the trade instructions, Exhibit C, to:

Bank of America, N.A.

Attention:  [Insert Account Manager Name]

***

Mail Code:  ***

***

Facsimile:  ***

For next day or T+2 trades, instructions must be received on trade date (T).  For trades on a T+3 settlement, please remit instructions by 3:30 p.m. Central Time the day after trade date (T+1).  Any trade received after these times will be processed on a best-effort basis.

Depository Trust Company (DTC)

The Depository Trust Clearing Corp. (DTCC)

Participant #***

Agent ID #***

Ref Trust A/C #:  (Insert Your Account Number Here)

Fed Settlement Instructions

ABA #:  ***

Account Name:  ***

Account/Third Party Number:  ***

Ref Trust A/C #:  (Insert Your Account Number Here)

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT E

DEPOSITARY ACCOUNT INVESTMENT SELECTION FORM

Institutional Deposit Account (U.S. and non U.S. Corporate and Institutional Investor Use Only):

The Institutional Deposit Account is a Money Market Deposit Account held at Bank of America, N.A. For more complete information about IDA, please refer to the terms and conditions and fact sheet. You should read and review this information carefully before investing.  Past performance is no guarantee of future results.  Funds deposited in IDA are insured to the maximum extent permitted by law and regulation by the Federal Deposit Insurance Corporation.  IDA has a normal cutoff time of 4:00PM (central time) and any cash received after that time will not be invested until the next business day.

Repurchase Agreement Account (U.S. Corporate and Institutional Investor Use Only):

The Repurchase Agreement Account (“RAA”) is a Repurchase Agreement with Bank of America, National Association (“Bank”) and is available with the establishment of an account with Global Custody and Agency Services, a division of Bank acting on your behalf (“GCAS”).  For more complete information about RAA, please refer to the terms and conditions and fact sheet. You should read and review this information carefully before investing.  Past performance is no guarantee of future results. Repurchase Agreements are not deposits within the meaning of the Federal Deposit Insurance Act  (12 U.S.C. 1813(l)), are not insured or guaranteed by the U.S. Government, the FDIC or any other government agency, and involve investment risk, including possible loss of principal.  If a receiver were appointed for Bank of America, the client would have an ownership interest in the securities sold to the client that are described in the applicable trade confirmation received by GCAS on behalf of all clients investing in RAA or, if the transaction were deemed to be a loan, the client would be a secured creditor and have a perfected interest in such securities.  RAA has a normal cutoff time of 1:00PM (central time) and any cash received after that time will not be invested until the next business day.

Money Market Funds (U.S. Corporate and Institutional Investor Use Only):

For more complete information about a money market fund listed in this form, including expenses, investment objectives, and past performance, please refer to the prospectus. You should read and review this information carefully before investing.  Past performance is no guarantee of future results.  Investments in money market mutual funds are neither insured nor guaranteed by Bank of America, N.A. and its affiliates, or by any Government Agency.  There can be no assurance that the funds can maintain a stable net asset value of $1.00 per share. Bank of America, N. A. typically has a normal cut-off time of one hour prior to the money market mutual fund’s stated cut off time and any cash received after that time will not be invested until the next Business Day.

The parties to the agreement understand and agree that the Depositary may receive certain revenue associated with money market fund investments.  These revenues take one of two forms:

Shareholder Servicing Payments:  The Depositary may receive shareholder servicing payments commensurate with the shareholder services provided for the money market fund company.  Shareholder services typically provided by Bank of America, N.A. include the maintenance of shareholder ownership records, distributing prospectuses and other shareholder information materials to investors and handling proxy-voting materials. Typically shareholder servicing payments are paid under a money market fund’s 12b‑1 distribution plan and impact the investment performance of the fund by the amount of the fee. The shareholder servicing fee payable from any money market fund is detailed in the fund’s prospectus provided to you.

Revenue Sharing Payments:  The Depositary may receive revenue sharing payments from a money market fund company. These payments represent a reallocation to the Depositary of a portion of the compensation payable to the fund company in connection with a money market fund investment. Revenue sharing payments constitute a form of fee sharing between the fund company and the Depositary and do not, as a general rule, result in any additional charge or expense in connection with a money market fund investment, are not paid under a 12b‑1 plan, and do not impact the investment performance of the fund.  The amount of any revenue share, if any, payable to the Depositary with respect to your account’s investments is available upon request.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

In the event that a money market fund has been designated as the investment, the parties hereto acknowledge delivery of the prospectus for such fund.  The parties hereto acknowledge that money market funds and other non-deposit investments are not deposits in or obligations of, or guaranteed by, Bank of America Corporation or any of its affiliates and are not insured by the FDIC or any government agency.  Investments in money market funds involve investment risks, including possible loss of principal.

Acknowledged and agreed to this ____day of _____________________, 20__:

Bank of America, N.A.

By:
Name:
Title:

DEPOSITARY ACCOUNT INVESTMENT SELECTION FORM
X	CUSIP	TICKER	INTERNAL
Money Market Deposit Account (“MMDA”) held at Bank of America, N.A.
Bank of America Institutional Deposit Account (IDA) (a Money Market Deposit Account at Bank of America, N.A.)	N/A	N/A	999100845
Repurchase Agreement Account (“RAA”) is a Repurchase Agreement with Bank of America, N.A.
Repurchase Agreement Account (“RAA”) (a Repurchase Agreement with Bank of America, N.A.)	N/A	N/A	9998SF748
Prime Money Market Funds
BofA Cash Reserves - Daily Share	19765K605	NSHXX	999301229
US Government & Agency Money Market Funds
BofA Government Reserves - Daily Share	19765K761	NRDXX	999301195
Treasury Money Market Funds
BofA Treasury Reserves - Daily Share	19765K282	NDLXX	999301138
Tax-Exempt Money Market Funds
BofA Municipal Reserves Daily	097100416	NMDXX	999301161
BOFA Tax Exempt Reserves - Daily Share	097100192	NEDXX	999301153

Please indicate a selection by placing an “X” to the left of the investment name.

[], LLC

By:

     Name:

     Title:

Date:

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT F

Certificate of Authorized Representatives

Name:	Name:
Title:	Title:
Phone:	Phone:
Facsimile:	Facsimile:
E-mail:	E-mail:
Signature:	Signature:

Fund Transfer / Disbursement Authority Level:Fund Transfer / Disbursement Authority Level:

☐	Initiate ☐ Initiate
☐	Verify transactions initiated by others ☐ Verify transactions initiated by others

Name:	Name:
Title:	Title:
Phone:	Phone:
Facsimile:	Facsimile:
E-mail:	E-mail:
Signature:	Signature:

Fund Transfer / Disbursement Authority Level:Fund Transfer / Disbursement Authority Level:

☐	Initiate ☐ Initiate
☐	Verify transactions initiated by others ☐ Verify transactions initiated by others

The Depositary Bank is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the person or persons identified above including without limitation, to initiate and verify funds transfers as indicated.

[], LLC:

By:  ____________________________

       Name:

       Title:

Date:__________________

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit G

FORM OF INTEREST RESERVE RELEASE CERTIFICATE

Date:  _________ __, ____

[BANK OF AMERICA, N.A.],
as Depositary and Securities Intermediary

[Insert notice and address information]

with a copy to:

[Insert Collateral Agent’s and Administrative Agent’s notice and address information]

Re:  Interest Reserve Release Certificate

Ladies and Gentlemen:

This Interest Reserve Release Certificate is delivered pursuant to that certain Second Amended and Restated Collateral Agency and Depositary Agreement, originally dated as of September 12, 2014 and as amended and restated as of November 25, 2015 and as further amended and restated as of March 9, 2017 (the “Agreement”), by and among Vivint Solar Financing I Parent, LLC, a Delaware limited liability company (“Borrower Member”), Vivint Solar Financing I, LLC, a Delaware limited liability company (“Borrower”), and Vivint Solar Fund XV Manager, LLC, a Delaware limited liability company (“Fund XV Manager”), and Vivint Solar Owner I, LLC (“Owner I,” and together with Fund XV Manager and each other Person that subsequently becomes a party thereto in accordance with Section 8.14 of the Agreement, the “Subsidiary Parties”), Bank of America, N.A., as the administrative agent under the Loan Agreement for the Lenders (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Bank of America, N.A., in its capacity as collateral agent for the Secured Beneficiaries (together with its successors and permitted assigns in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), Bank of America, N.A., in its capacity as depositary bank and as securities intermediary (together with its successors and permitted assigns in such capacity, the “Depositary”) and solely for purposes of Section 2.1, Section 6.2 and Article VII of the Agreement, the Lenders. Unless otherwise defined herein or unless the context otherwise requires, terms used in this Interest Reserve Release Certificate have the meanings provided in the Agreement.

The undersigned, in [his/her] capacity as an officer of Borrower (and not in an individual capacity) is a Responsible Officer of Borrower and is delivering this Interest Reserve Release Certificate pursuant to Section 3.4(c) of the Agreement.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

1.  Transfers from Interest Reserve Account.

The Borrower hereby directs the Depositary to withdraw and transfer, from the account entitled Interest Reserve Account, No. *** (the “Interest Reserve Account”), on [_____], 20[__] (the “Transfer Date”), [_____] Dollars ($[____]) to the Revenue Account, representing an amount equal to the difference between (x) the funds on deposit in the Interest Reserve Account as of the Transfer Date (after giving effect to the transfers requested hereby) and (y) the Interest Reserve Required Amount.

2.  Certifications.

In support of such direction(s), the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Transfer Date, as follows:

(a)All conditions set forth in the Loan Agreement and the Agreement for the withdrawals requested hereby have been satisfied.

(b)No Notice of Suspension is in effect, and no Event of Default has occurred and is continuing or would be caused by the withdrawal and transfer otherwise contemplated by this Certificate.

(c)All of the statements contained in this certificate are true and correct.

[Remainder of page blank.  The next page is the signature page.]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, this Interest Reserve Release Certificate is duly executed and delivered by a duly authorized representative of Borrower as of the date first above written.

VIVINT SOLAR FINANCING I, LLC

By:

     Name:

     Title:

Acknowledged by:

BANK OF AMERICA, N.A.,
as Collateral Agent

By:

     Name:

     Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:

     Name:

     Title:

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit H

FORM OF INSPECTED-ONLY RESERVE RELEASE CERTIFICATE

Date:  _________ __, ____

[BANK OF AMERICA, N.A.],
as Depositary and Securities Intermediary

[Insert notice and address information]

with a copy to:

[Insert Collateral Agent’s and Administrative Agent’s notice and address information]

Re:  Inspected-Only Reserve Release Certificate

Ladies and Gentlemen:

This Inspected-Only Reserve Release Certificate is delivered pursuant to that certain Second Amended and Restated Collateral Agency and Depositary Agreement, originally dated as of September 12, 2014 and as amended and restated as of November 25, 2015 and as further amended and restated as of March 9, 2017 (the “Agreement”), by and among Vivint Solar Financing I Parent, LLC, a Delaware limited liability company (“Borrower Member”), Vivint Solar Financing I, LLC, a Delaware limited liability company (“Borrower”), and Vivint Solar Fund XV Manager, LLC, a Delaware limited liability company (“Fund XV Manager”), and Vivint Solar Owner I, LLC (“Owner I,” and together with Fund XV Manager and each other Person that subsequently becomes a party thereto in accordance with Section 8.14 of the Agreement, the “Subsidiary Parties”), Bank of America, N.A., as the administrative agent under the Loan Agreement for the Lenders (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Bank of America, N.A., in its capacity as collateral agent for the Secured Beneficiaries (together with its successors and permitted assigns in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), Bank of America, N.A., in its capacity as depositary bank and as securities intermediary (together with its successors and permitted assigns in such capacity, the “Depositary”) and solely for purposes of Section 2.1, Section 6.2 and Article VII of the Agreement, the Lenders.  Unless otherwise defined herein or unless the context otherwise requires, terms used in this Inspected-Only Reserve Release Certificate have the meanings provided in the Agreement.

The undersigned, in [his/her] capacity as an officer of Borrower (and not in an individual capacity) is a Responsible Officer of Borrower and is delivering this Inspected-Only Reserve Release Certificate pursuant to [Section 3.6(c)] of the Agreement.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

1.  Transfers from Inspected-Only Reserve Account.

The Borrower hereby directs the Depositary to withdraw and transfer, from the account entitled Inspected-Only Reserve Account, No. *** (the “Inspected-Only Reserve Account”), on [_____], 20[__] (the “Transfer Date”), [_____] Dollars ($[____]) to the Revenue Account, representing an amount equal to the difference between (x) the funds on deposit in the Inspected-Only Reserve Account as of the Transfer Date (after giving effect to the transfers requested hereby) and (y) the Inspected-Only Reserve Required Amount.

2.  Certifications.

In support of such direction(s), the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Transfer Date, as follows:

(a)All conditions set forth in the Loan Agreement and the Agreement for the withdrawals requested hereby have been satisfied.

(b)No Notice of Suspension is in effect, and no Event of Default has occurred and is continuing or would be caused by the withdrawal and transfer otherwise contemplated by this Certificate.

(c)All of the statements contained in this certificate are true and correct.

[Remainder of page blank.  The next page is the signature page.]

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, this Inspected-Only Reserve Release Certificate is duly executed and delivered by a duly authorized representative of Borrower as of the date first above written.

VIVINT SOLAR FINANCING I, LLC

By:

     Name:

     Title:

Acknowledged by:

BANK OF AMERICA, N.A.,
as Collateral Agent

By:

     Name:

     Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:

     Name:

     Title:

55178.000349 EMF_US 63554913v12

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.